UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Tax-Free Bond Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	9.87%	3.84%	4.92%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$40,396	Fidelity® Tax-Free Bond Fund
$40,219	Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain for the 12 months ending January 31, 2020, supported by supply-and-demand dynamics for much of the period. The Bloomberg Barclays Municipal Bond Index rose 8.65% for the 12 months. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt more attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into late August, amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes and affirming its dovish shift in monetary policy, the Fed cut policy interest rates by 25 basis points in July, September and October. The muni market returned -0.80% in September, as the technical environment became less supportive. The market rose 0.74% in the fourth quarter of 2019, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance. The municipal market then rebounded in January, driven by extremely robust investor demand.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 9.87%, outpacing, net of fees, the 9.40% advance of Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. Favorable security selection contributed to the fund's return versus the benchmark. Specifically, an overweighting in bonds issued by the state of Illinois and its related entities helped; these securities were some of the best-performers in the national municipal market. Our larger-than-benchmark exposure to lower-quality investment-grade securities (rated A and BBB) also bolstered the fund's relative result because these securities generally outpaced higher-quality bonds. Our positioning for interest rates, measured by fund duration, aided the relative return as well. The fund maintained slightly longer duration, which was beneficial, given the steep decline in interest rates the past 12 months. In contrast, underweighting bonds issued by the state of California, which generated better-than-average gains, detracted. Additionally, differences in the way fund holdings and index components were priced hurt versus the 3+ Year index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of January 31, 2020

% of fund's net assets
Illinois	18.7
Texas	9.3
Florida	8.2
New York	5.3
Pennsylvania	5.0

Top Five Sectors as of January 31, 2020

% of fund's net assets
General Obligations	25.1
Health Care	23.1
Transportation	17.0
Electric Utilities	7.3
Special Tax	6.5

Quality Diversification (% of fund's net assets)

As of January 31, 2020
AAA	3.4%
AA,A	73.7%
BBB	14.3%
BB and Below	2.3%
Not Rated	3.5%
Short-Term Investments and Net Other Assets	2.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 97.2%
	Principal Amount	Value
Alabama - 1.0%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	1,800,000	2,233,836
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	$285,000	$328,856
4% 12/1/35	930,000	1,067,045
4% 12/1/37	1,250,000	1,423,800
4% 12/1/38	240,000	272,520
4% 12/1/39	1,700,000	1,924,876
4% 12/1/41	4,070,000	4,585,018
4% 12/1/44	2,400,000	2,682,984
4% 12/1/49	560,000	621,326
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	24,380,000	27,713,234
Montgomery Med. Clinic Facilities 5% 3/1/36	2,450,000	2,761,714

TOTAL ALABAMA		45,615,209

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/31	4,340,000	5,174,842
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	1,685,000	2,012,075
5% 10/1/33	2,200,000	2,620,442
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	965,000	981,251

TOTAL ALASKA		10,788,610

Arizona - 1.8%
Arizona Board of Regents Ctfs. of Prtn.:
(Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/26	1,100,000	1,365,837
5% 6/1/27	500,000	633,735
5% 6/1/29	1,725,000	2,219,885
(Univ. of Arizona Univ. Revs.). Series 2018 B, 5% 6/1/30	1,470,000	1,879,160
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 2.089%, tender 1/1/37 (a)(b)	1,000,000	995,070
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	1,090,000	1,275,801
5% 5/1/43	1,000,000	1,164,190
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	1,205,000	1,257,321
Series 2017, 5% 7/1/24	3,475,000	4,088,268
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	155,000	169,899
5% 7/1/48	200,000	217,148
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,000,000	2,495,540
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	455,000	482,332
6% 1/1/48 (c)	2,825,000	2,988,172
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 4% 7/1/21	375,000	391,553
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/29	1,150,000	1,456,843
5% 7/1/30	1,500,000	1,893,705
5% 7/1/31	800,000	1,006,432
5% 7/1/32	3,250,000	4,073,550
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2015 A, 5% 7/1/45	3,170,000	3,745,387
Series 2017 B:
5% 7/1/30	4,000,000	5,027,360
5% 7/1/34	2,000,000	2,488,480
5% 7/1/35	2,000,000	2,482,980
Series 2019 A, 5% 7/1/44	5,615,000	7,030,822
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	7,200,000	8,957,232
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	7,667,850
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,094,940
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	2,846,550
5.5% 12/1/29	2,100,000	2,769,312
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	291,219
Tempe Indl. Dev. Auth. Rev. (Mirabella At ASU, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	285,000	330,090
6.125% 10/1/52 (c)	285,000	329,064
Series 2017 B:
4% 10/1/23 (c)	4,300,000	4,337,238
6% 10/1/37 (c)	140,000	163,327

TOTAL ARIZONA		79,616,292

California - 3.1%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	4,695,000	5,173,561
Series C, 2.1%, tender 4/1/22 (a)	3,585,000	3,662,328
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	2,121,016
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	35,000	35,121
Series 2007, 5.625% 5/1/20	5,000	5,019
5.25% 4/1/35	2,920,000	3,189,662
5.5% 4/1/30	5,000	5,018
California Health Facilities Fing. Auth. Rev. Series 2013 A, 5% 8/15/52	15,070,000	16,918,486
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/35	2,140,000	2,642,258
5% 5/15/38	3,000,000	3,669,540
5% 5/15/43	4,000,000	4,833,000
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	360,000	336,607
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	280,000	263,427
California Pub. Works Board Lease Rev. (Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	5,965,929
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	1,000,000	1,190,930
5% 5/15/26	1,000,000	1,219,880
5% 5/15/27	1,000,000	1,212,750
5% 5/15/28	1,000,000	1,206,270
5% 5/15/32	1,250,000	1,486,238
5% 5/15/33	1,500,000	1,779,795
5% 5/15/40	1,000,000	1,170,360
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	2,275,000	2,517,902
Carlsbad Unified School District Series 2009 B, 6% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	1,450,000	1,765,172
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	1,886,054
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	1,845,814
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	2,500,000	2,825,725
Series 2017 A1:
5% 6/1/21	1,110,000	1,165,411
5% 6/1/22	1,555,000	1,688,932
5% 6/1/23	1,780,000	1,994,846
5% 6/1/24	1,000,000	1,153,700
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,432,055
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	1,032,603
Series B:
0% 8/1/33	4,350,000	3,362,942
0% 8/1/37	8,000,000	5,452,000
0% 8/1/38	4,225,000	2,788,965
0% 8/1/39	7,220,000	4,611,486
0% 8/1/41	4,900,000	2,925,496
Poway Unified School District Pub. Fing.:
5% 9/1/27	1,050,000	1,236,638
5% 9/1/30	1,370,000	1,595,434
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,489,811
5% 8/1/31	1,630,000	1,970,279
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,429,808
Sacramento County Arpt. Sys. Rev. Series 2016 B, 5% 7/1/41	1,770,000	2,139,771
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	2,227,380
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	961,623
0% 7/1/37	5,105,000	3,458,280
Series 2008 E, 0% 7/1/47 (d)	2,600,000	2,330,016
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	2,930,000	3,684,827
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,141,620
5% 6/1/27	1,000,000	1,140,200
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,700,000	1,782,956
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	996,033
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,583,601
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/27	1,000,000	1,239,640
5% 6/1/28	1,510,000	1,904,774
5% 6/1/29	1,000,000	1,279,360
Univ. of California Revs. Series 2017 AV, 5% 5/15/36	1,610,000	2,022,353
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,376,220
Washington Township Health Care District Rev. Series 2010 A, 5.25% 7/1/30	1,900,000	1,932,528
Yuba City Unified School District Series A, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	969,390

TOTAL CALIFORNIA		139,428,840

Colorado - 1.1%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	1,450,000	1,751,354
5% 10/1/43	1,810,000	2,155,439
Colorado Health Facilities Auth.:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	270,000	305,843
5% 9/1/24	225,000	262,546
5% 9/1/25	260,000	312,247
5% 9/1/28	2,200,000	2,730,332
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,700,000	4,279,235
Series 2019 A, 4% 11/1/39	2,980,000	3,402,504
Series 2019 A2, 5% 8/1/44	4,800,000	5,875,392
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,991,361
0% 7/15/22 (Escrowed to Maturity)	4,500,000	4,388,265
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,270,000	1,426,096
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	1,450,000	1,469,132
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	3,825,000	4,061,691
Denver City & County Arpt. Rev.:
Series 2017 B, 5% 11/15/33	6,500,000	8,091,980
Series 2018 B, 5% 12/1/48	3,640,000	4,465,370
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090,000	2,077,690
Series 2010 C, 5.375% 9/1/26	1,000,000	1,024,880

TOTAL COLORADO		50,071,357

Connecticut - 2.9%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	1,550,000	1,827,962
Series 2016 B, 5% 5/15/27	10,000,000	12,269,000
Series 2016 E:
5% 10/15/26	2,030,000	2,536,241
5% 10/15/29	2,930,000	3,586,437
Series 2018 F:
5% 9/15/25	1,950,000	2,375,139
5% 9/15/27	1,000,000	1,268,790
5% 9/15/28	4,500,000	5,831,640
Series 2020 A:
4% 1/15/33	8,435,000	9,957,011
4% 1/15/34	7,005,000	8,249,859
5% 1/15/32	3,455,000	4,487,216
5% 1/15/40	2,765,000	3,473,199
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	1,050,000	1,289,925
5% 7/1/35	1,200,000	1,470,948
5% 7/1/36	400,000	489,152
5% 7/1/37	1,555,000	1,896,276
5% 7/1/42	1,655,000	1,994,705
Bonds:
Series 2014 B, 1.8%, tender 7/1/24 (a)	4,380,000	4,499,267
Series 2020 B:
5%, tender 1/1/25 (a)	4,450,000	5,273,695
5%, tender 1/1/27 (a)	4,710,000	5,842,001
Series U2, 2%, tender 2/8/22 (a)	11,500,000	11,731,265
Series 2016 K, 4% 7/1/46	4,465,000	4,775,228
Series 2019 A:
5% 7/1/34 (c)	1,325,000	1,508,910
5% 7/1/49 (c)	2,040,000	2,243,204
Series 2020 A, 4% 7/1/39	3,000,000	3,443,700
Series 2020 C, 4% 7/1/45 (e)	3,945,000	4,405,421
Series K1:
5% 7/1/31	1,500,000	1,823,265
5% 7/1/35	1,280,000	1,537,587
Series N:
5% 7/1/32	550,000	678,194
5% 7/1/33	500,000	612,935
5% 7/1/34	250,000	305,778
Connecticut Hsg. Fin. Auth. Series 2019 B1, 4% 5/15/49	1,650,000	1,863,230
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	3,125,000	3,931,438
5% 5/1/35	2,325,000	2,908,203
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (c)	2,430,000	2,874,666
5% 4/1/39 (c)	3,125,000	3,611,813
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (FSA Insured)	570,000	683,350
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/25	1,020,000	1,242,707
5% 11/1/26	1,735,000	2,163,597

TOTAL CONNECTICUT		130,962,954

Delaware - 0.3%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,971,190
District Of Columbia - 1.0%
District of Columbia Gen. Oblig. Series 2017 A, 5% 6/1/33	2,300,000	2,874,103
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	4,000,000	4,815,160
5% 7/15/30	6,495,000	7,780,296
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	2,340,000	2,499,658
District of Columbia Rev. Series B, 4.75% 6/1/32	800,000	808,824
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/33	1,250,000	1,586,413
5% 10/1/34	2,000,000	2,532,640
5% 10/1/36	2,000,000	2,519,200
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B:
5% 10/1/21	3,490,000	3,724,354
5% 10/1/23	2,250,000	2,581,605
5% 10/1/25	2,310,000	2,823,097
Washington Convention & Sports Auth. Series 2018 A, 5% 10/1/22	5,250,000	5,802,195
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,545,000	5,698,203

TOTAL DISTRICT OF COLUMBIA		46,045,748

Florida - 8.2%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/27	1,700,000	1,980,772
Series 2015 C:
5% 7/1/25	1,375,000	1,661,124
5% 7/1/27	1,455,000	1,747,586
Broward County Arpt. Sys. Rev. Series 2012 P-2, 5% 10/1/21	1,630,000	1,741,981
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,595,000	1,961,340
Series 2012 A:
5% 7/1/24	4,345,000	4,770,636
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	4,485,000	4,917,578
Series 2015 A:
5% 7/1/24	940,000	1,103,222
5% 7/1/26	3,635,000	4,376,540
Series 2016, 5% 7/1/32	1,020,000	1,238,137
Central Florida Expressway Auth. Sr. Lien Rev.:
Orlando & Orange County Expressway Auth. Rev. Series 2017:
5% 7/1/37	5,500,000	6,745,530
5% 7/1/38	3,000,000	3,668,580
5% 7/1/39	1,250,000	1,525,238
Series 2019 B, 5% 7/1/49	20,830,000	25,873,568
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/20	1,000,000	1,013,194
Series 2012 A1, 5% 6/1/21	4,525,000	4,767,540
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	3,505,000	3,702,927
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,575,229
Florida Higher Edl. Facilities Fing. Auth. (St. Leo Univ. Proj.) Series 2019, 5% 3/1/49	1,640,000	1,876,701
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	4,820,000	5,366,395
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	3,008,044
Series 2015 C, 5% 10/1/35	2,000,000	2,302,340
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A, 5% 10/1/28	400,000	519,616
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	985,000	1,214,387
5% 10/1/31	1,075,000	1,322,551
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,240,819
Series 2015 B, 5% 10/1/29	1,250,000	1,503,688
Gainesville Utils. Sys. Rev.:
Series 2017 A:
5% 10/1/30	2,810,000	3,564,794
5% 10/1/35	5,000,000	6,258,300
Series 2019 A, 5% 10/1/44	5,855,000	7,392,816
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	585,000	646,998
5% 6/1/24	835,000	963,106
5% 6/1/28	655,000	767,732
Hillsborough County Aviation Auth. Rev. Series 2018 F, 5% 10/1/48	2,500,000	3,084,500
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	9,660,080
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	3,041,636
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2012 A:
4% 10/1/23 (Pre-Refunded to 4/1/21 @ 100)	2,160,000	2,237,479
4% 10/1/23 (Pre-Refunded to 4/1/21 @ 100)	175,000	181,277
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	2,000,000	2,490,300
5% 8/15/34	2,750,000	3,404,803
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,479,140
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,726,140
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.5% 10/1/41 (Pre-Refunded to 10/1/20 @ 100)	1,500,000	1,545,375
Series 2010:
5.375% 10/1/35 (Pre-Refunded to 10/1/20 @ 100)	900,000	926,487
5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	755,000	777,839
Series 2014 A, 5% 10/1/37	8,500,000	9,868,075
Series 2014 B, 5% 10/1/34	2,225,000	2,594,039
Series 2016 A, 5% 10/1/41	8,500,000	10,258,395
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,103,230
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,351,909
Series 2014 A:
5% 7/1/25	1,430,000	1,663,505
5% 7/1/27	1,000,000	1,161,890
5% 7/1/28	2,225,000	2,577,930
5% 7/1/29	1,010,000	1,167,156
5% 7/1/44	18,800,000	21,218,620
Series 2014 B, 5% 7/1/30	2,500,000	2,883,925
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2011 B, 5.625% 5/1/31	2,195,000	2,314,167
Series 2014 D:
5% 11/1/22	2,085,000	2,311,035
5% 11/1/25	6,655,000	7,882,315
Series 2015 A, 5% 5/1/29	12,370,000	14,689,251
Series 2015 B, 5% 5/1/27	2,980,000	3,570,249
Series 2016 A, 5% 5/1/32	10,000,000	11,984,500
Series 2016 B, 5% 8/1/26	4,505,000	5,556,512
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/22	765,000	839,167
5% 7/1/42	800,000	866,880
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	6,693,840
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42	6,315,000	6,735,453
Series 2012 B, 5% 10/1/42	2,500,000	2,666,450
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/28	5,000,000	6,026,050
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,259,469
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	190,000	218,449
5% 12/1/24 (Escrowed to Maturity)	380,000	450,433
5% 12/1/31 (Pre-Refunded to 12/1/24 @ 100)	1,500,000	1,778,025
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/22	3,025,000	3,329,073
5% 8/1/23	3,550,000	4,047,213
Series 2015 B:
5% 8/1/23	1,500,000	1,710,090
5% 8/1/25	875,000	1,064,446
Series 2015 D:
5% 8/1/28	1,980,000	2,380,475
5% 8/1/29	6,765,000	8,104,064
5% 8/1/31	7,015,000	8,343,992
Series 2018 A, 5% 8/1/24	760,000	895,508
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	300,000	359,742
5% 7/1/39	400,000	472,332
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,827,036
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	500,000	614,235
5% 10/1/28	4,000,000	4,888,600
5% 10/1/30	2,000,000	2,421,660
5% 10/1/32	3,310,000	3,978,388
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,480,000	1,865,407
5% 8/15/32	3,920,000	4,876,558
5% 8/15/35	705,000	868,059
5% 8/15/37	5,000,000	6,115,550
5% 8/15/42	3,400,000	4,099,754
5% 8/15/47	5,200,000	6,215,820
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,425,000	1,691,333
5% 12/1/36	1,100,000	1,286,450
Series 2015 A, 5% 12/1/40	1,000,000	1,146,980
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	985,707
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	760,000	944,361
5% 10/15/49	1,420,000	1,751,570
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,160,000	1,395,399
5% 8/1/31 (Build America Mutual Assurance Insured)	2,215,000	2,659,971
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	890,579

TOTAL FLORIDA		365,795,336

Georgia - 3.2%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,520,000	1,941,374
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1995 5, 2.05%, tender 11/19/21 (a)	2,725,000	2,756,556
Series 2013 1st, 2.925%, tender 3/12/24(a)	9,600,000	10,132,128
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	2,400,000	2,404,208
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	4,031,750
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,935,740
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	1,000,000	1,068,540
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	1,360,000	1,744,812
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/38	1,230,000	1,557,561
Series 2019:
4% 6/15/49	1,180,000	1,353,082
5% 6/15/52	4,315,000	5,341,107
Fulton County Wtr. & Swr. Rev. Series 2013, 5% 1/1/32	10,000,000	11,066,800
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
4% 1/1/49	6,100,000	6,701,277
5% 1/1/30	415,000	521,501
5% 1/1/32	935,000	1,165,590
5% 1/1/34	1,920,000	2,381,146
5% 1/1/35	925,000	1,144,475
5% 1/1/36	1,140,000	1,406,521
5% 1/1/37	1,115,000	1,371,985
5% 1/1/38	1,150,000	1,409,486
5% 1/1/44	2,990,000	3,610,455
Series C, 5% 1/1/22	2,900,000	3,106,132
Series GG, 5% 1/1/23	1,600,000	1,774,560
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,304,748
Series S, 5% 10/1/24	1,575,000	1,735,839
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	4,895,000	5,618,383
4% 7/1/39	2,500,000	2,830,450
4% 7/1/43	2,615,000	2,922,550
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	24,120,000	26,553,708
Series 2019 B, 4%, tender 12/2/24 (a)	14,535,000	16,382,544
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009 1, 2.05%, tender 11/19/21 (a)	2,750,000	2,781,845
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/28	2,560,000	2,955,162
5% 4/1/44	9,105,000	10,257,329

TOTAL GEORGIA		144,269,344

Hawaii - 0.1%
Hawaii Gen. Oblig. Series 2017 FK, 5% 5/1/33	4,200,000	5,231,226
Idaho - 0.4%
Idaho Health Facilities Auth. Rev. Series 2015 ID:
5% 12/1/24	500,000	593,270
5.5% 12/1/26	1,200,000	1,477,608
5.5% 12/1/27	3,250,000	3,985,508
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/20	1,115,000	1,135,047
5% 7/15/21	1,660,000	1,756,147
5% 7/15/22	1,850,000	2,026,546
5% 7/15/23	880,000	996,574
5% 7/15/24	705,000	824,110
5% 7/15/25	705,000	849,800
5% 7/15/26	500,000	618,155
5% 7/15/27	1,765,000	2,233,043
Series 2019 A, 4% 1/1/50	620,000	687,506

TOTAL IDAHO		17,183,314

Illinois - 18.7%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,460,332
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,115,000	1,179,793
Series 2010 F, 5% 12/1/20	570,000	585,189
Series 2011 A:
5% 12/1/41	1,865,000	1,966,866
5.25% 12/1/41	1,510,000	1,599,226
5.5% 12/1/39	2,700,000	2,875,203
Series 2012 A, 5% 12/1/42	2,815,000	3,046,562
Series 2015 C, 5.25% 12/1/39	800,000	899,096
Series 2016 B, 6.5% 12/1/46	400,000	492,472
Series 2017 A, 7% 12/1/46 (c)	1,400,000	1,815,128
Series 2017 C:
5% 12/1/22	1,370,000	1,485,532
5% 12/1/23	2,730,000	3,038,517
5% 12/1/24	1,840,000	2,098,612
5% 12/1/25	2,830,000	3,304,733
5% 12/1/26	500,000	594,860
Series 2017 D, 5% 12/1/24	1,805,000	2,058,693
Series 2017 H, 5% 12/1/36	440,000	517,493
Series 2018 A:
5% 12/1/24	1,590,000	1,813,475
5% 12/1/29	4,445,000	5,422,411
5% 12/1/31	850,000	1,028,475
Series 2018 C, 5% 12/1/46	8,695,000	10,141,413
Series 2019 A:
5% 12/1/25	2,500,000	2,919,375
5% 12/1/26	2,100,000	2,498,412
5% 12/1/29	3,095,000	3,835,757
5% 12/1/30	4,045,000	4,992,946
5% 12/1/32	1,700,000	2,082,415
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	815,000	903,501
5% 1/1/36	4,500,000	5,343,165
5% 1/1/37	5,300,000	6,281,136
5% 1/1/41	6,000,000	7,051,980
5% 1/1/46	8,470,000	9,880,933
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/27	5,175,000	5,750,615
Series 2016 B, 5% 1/1/34	2,835,000	3,396,132
Series 2016 C:
5% 1/1/32	4,750,000	5,705,035
5% 1/1/33	1,305,000	1,564,786
5% 1/1/34	1,510,000	1,808,874
Series 2016 D, 5% 1/1/52	3,500,000	4,143,545
Series 2017 B:
5% 1/1/34	1,515,000	1,848,618
5% 1/1/35	2,540,000	3,093,466
5% 1/1/36	1,650,000	2,004,965
5% 1/1/37	6,400,000	7,760,000
5% 1/1/38	2,250,000	2,719,440
5% 1/1/39	5,000,000	6,030,200
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	12,000,000	13,748,160
Series 2017, 5% 12/1/46	1,900,000	2,242,513
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	980,000	1,060,654
5% 6/1/23	880,000	982,722
5% 6/1/24	1,495,000	1,720,282
5% 6/1/25	745,000	882,043
5% 6/1/26	1,595,000	1,936,888
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	445,000	446,348
Cook County Forest Preservation District Series 2012 C, 5% 12/15/22	1,230,000	1,323,259
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	2,065,000	2,126,785
5.25% 11/15/33	13,180,000	13,565,120
Series 2011 A, 5.25% 11/15/28	1,625,000	1,728,334
Series 2012 C:
5% 11/15/23	4,375,000	4,787,125
5% 11/15/24	3,500,000	3,830,400
5% 11/15/25 (FSA Insured)	5,800,000	6,390,846
Series 2016 A, 5% 11/15/29	6,110,000	7,312,387
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	675,000	820,274
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	5,386,640
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/31	200,000	255,292
5% 10/1/32	290,000	368,712
5% 10/1/33	500,000	634,095
5% 10/1/35	300,000	378,444
5% 10/1/36	300,000	377,337
5% 10/1/37	350,000	438,533
5% 10/1/38	375,000	468,326
5% 10/1/39	350,000	435,911
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	2,360,000	2,847,859
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,480,000	1,682,494
5% 10/1/33	1,500,000	1,808,130
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	795,000	959,692
5% 7/15/27	1,300,000	1,645,787
5% 7/15/30	1,490,000	1,882,049
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	11,085,000	12,486,033
5% 5/15/43	10,000,000	12,091,300
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,630,000	7,714,159
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	1,425,000	1,753,377
5% 2/15/29	3,455,000	4,297,260
5% 2/15/36	2,390,000	2,882,029
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	490,000	562,907
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,200,000	1,396,812
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,045,000	1,053,151
Series 2017 B, 5%, tender 12/15/22 (a)	3,045,000	3,378,610
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	1,050,000	1,051,460
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	700,000	701,022
Series 2012 A, 5% 5/15/23	700,000	759,668
Series 2012:
4% 9/1/32	3,020,000	3,171,151
5% 9/1/22	800,000	882,200
5% 9/1/32	4,000,000	4,363,360
5% 9/1/38	5,400,000	5,858,190
5% 11/15/43	1,640,000	1,746,124
Series 2013:
4% 5/15/33 (Pre-Refunded to 5/15/22 @ 100)	1,055,000	1,126,424
5% 11/15/24	1,115,000	1,226,890
5% 11/15/27	400,000	436,580
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	3,750,000	4,088,213
Series 2015 A:
5% 11/15/31	3,500,000	4,124,015
5% 11/15/45	9,750,000	11,187,735
Series 2015 B, 5% 11/15/23	1,845,000	2,112,470
Series 2015 C:
5% 8/15/35	3,340,000	3,833,251
5% 8/15/44	15,400,000	17,382,596
Series 2016 A:
5% 7/1/33	1,850,000	2,184,129
5% 7/1/34	1,000,000	1,177,370
5% 8/15/34	1,800,000	2,093,418
5% 7/1/36	1,530,000	1,791,125
5.25% 8/15/29	1,015,000	1,220,730
Series 2016 B:
5% 8/15/30	3,000,000	3,656,910
5% 8/15/33	4,585,000	5,517,039
5% 8/15/34	2,415,000	2,898,918
Series 2016 C:
3.75% 2/15/34	725,000	798,240
4% 2/15/36	3,085,000	3,472,198
4% 2/15/41	9,155,000	10,130,099
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	420,000	500,308
5% 2/15/21	4,080,000	4,248,184
5% 2/15/22	3,600,000	3,893,472
5% 2/15/24	325,000	376,415
5% 2/15/30	13,250,000	16,363,485
5% 2/15/31	2,080,000	2,558,150
5% 2/15/41	5,375,000	6,401,410
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	20,000	23,824
5% 12/1/29	1,030,000	1,225,916
5% 12/1/46	2,660,000	3,057,484
Series 2017 A, 5% 8/1/47	430,000	494,681
Series 2017:
5% 1/1/22	2,795,000	3,012,423
5% 7/1/24	1,375,000	1,618,966
5% 1/1/28	3,075,000	3,852,452
5% 7/1/28	2,745,000	3,432,870
5% 7/1/33	3,365,000	4,141,474
5% 7/1/34	2,765,000	3,393,014
5% 7/1/35	2,290,000	2,804,265
Series 2018 A:
4.25% 1/1/44	1,895,000	2,074,779
5% 1/1/44	11,470,000	13,329,287
Series 2019:
4% 9/1/37	400,000	436,592
4% 9/1/39	1,000,000	1,085,610
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	3,945,000	4,437,257
Series 2006, 5.5% 1/1/31	1,945,000	2,503,234
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	902,676
5% 1/1/23 (FSA Insured)	2,100,000	2,106,573
Series 2012 A:
4% 1/1/23	1,220,000	1,266,775
5% 1/1/33	1,700,000	1,788,128
Series 2012:
5% 8/1/21	1,695,000	1,781,411
5% 3/1/23	1,500,000	1,597,515
5% 8/1/23	1,675,000	1,854,694
5% 3/1/36	1,000,000	1,054,100
Series 2013 A, 5% 4/1/35	900,000	971,343
Series 2013:
5% 7/1/22	320,000	344,970
5.5% 7/1/38	2,000,000	2,205,420
Series 2014:
5% 2/1/23	1,880,000	2,053,674
5% 2/1/25	2,245,000	2,511,571
5% 2/1/27	1,225,000	1,366,867
5% 4/1/28	580,000	647,495
5% 5/1/28	3,325,000	3,718,713
5% 5/1/32	1,400,000	1,551,788
5% 5/1/33	1,600,000	1,770,864
5.25% 2/1/29	3,000,000	3,358,830
5.25% 2/1/30	2,700,000	3,014,496
5.25% 2/1/31	1,305,000	1,453,339
Series 2016:
5% 2/1/23	880,000	961,294
5% 6/1/25	4,465,000	5,167,077
5% 2/1/26	1,000,000	1,175,210
5% 6/1/26	610,000	721,319
5% 2/1/27	3,745,000	4,480,368
5% 2/1/28	3,495,000	4,159,539
5% 2/1/29	3,285,000	3,896,831
Series 2017 A:
5% 12/1/23	1,100,000	1,228,821
5% 12/1/26	3,350,000	3,996,450
Series 2017 C, 5% 11/1/29	4,605,000	5,479,259
Series 2017 D:
5% 11/1/21	19,000,000	20,118,340
5% 11/1/25	17,430,000	20,253,660
5% 11/1/26	6,970,000	8,249,901
5% 11/1/27	11,500,000	13,822,080
Series 2018 A:
5% 10/1/26	1,500,000	1,784,310
5% 10/1/28	3,500,000	4,292,925
Series 2019 B:
5% 9/1/21	3,105,000	3,266,522
5% 9/1/22	3,050,000	3,304,035
5% 9/1/23	3,105,000	3,445,743
5% 9/1/24	3,105,000	3,529,640
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	5,007,805	5,316,536
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/23	1,075,000	1,198,270
5% 2/1/29	10,000,000	11,861,700
5% 2/1/31	1,890,000	2,225,872
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2013 A, 5% 1/1/38	20,000,000	21,998,200
Series 2014 A, 5% 12/1/22	6,565,000	7,307,698
Series 2014 C, 5% 1/1/38	2,485,000	2,885,209
Series 2015 A:
5% 1/1/37	4,445,000	5,241,677
5% 1/1/40	6,700,000	7,865,130
Series 2015 B, 5% 1/1/40	3,800,000	4,507,256
Series 2016 A:
5% 12/1/31	945,000	1,133,395
5% 12/1/32	6,700,000	8,022,714
Series 2019 A, 5% 1/1/44	5,000,000	6,256,800
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/20 (FSA Insured)	3,850,000	3,814,863
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,895,305
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015:
5% 1/1/27	1,500,000	1,752,810
5% 1/1/28	2,780,000	3,237,532
Series 2017, 5% 1/1/29	1,030,000	1,266,035
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,875,000	12,733,211
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,498,352
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,260,000	4,010,236
0% 1/15/25	4,440,000	4,105,979
0% 1/15/26	3,335,000	3,022,310
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (FSA Insured)	32,700,000	16,756,134
0% 6/15/44 (FSA Insured)	19,125,000	9,483,896
0% 6/15/45 (FSA Insured)	12,145,000	5,817,455
0% 6/15/47 (FSA Insured)	10,605,000	4,742,980
Series 2012 B, 0% 12/15/51	5,900,000	1,987,828
Series 2017 B:
5% 12/15/28	2,000,000	2,437,260
5% 12/15/32	900,000	1,084,131
Series 2020 A, 5% 6/15/50 (e)	17,945,000	21,544,946
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	1,250,000	1,404,588
5% 6/1/24	1,635,000	1,896,306
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	2,010,734
Series 2010 A:
5% 4/1/25	1,700,000	1,709,996
5.25% 4/1/30	1,020,000	1,025,916
Series 2013:
6% 10/1/42	1,935,000	2,195,277
6.25% 10/1/38	1,900,000	2,177,229
Series 2018 A, 5% 4/1/29	3,940,000	4,952,895
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	3,175,000	2,816,066
Will County Illinois Series 2016, 5% 11/15/41	13,255,000	15,387,730

TOTAL ILLINOIS		831,628,556

Indiana - 1.6%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	1,715,000	1,894,097
Indiana Fin. Auth. Hosp. Rev. (Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/24	1,000,000	1,185,950
5% 11/1/28	450,000	587,754
5% 11/1/29	1,400,000	1,859,326
5% 11/1/30	315,000	424,409
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	2,595,000	2,924,150
Series 2012:
5% 3/1/25 (Pre-Refunded to 3/1/22 @ 100)	1,000,000	1,083,230
5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	500,000	541,615
5% 3/1/41 (Pre-Refunded to 3/1/22 @ 100)	2,590,000	2,805,566
Series 2015 A, 5.25% 2/1/32	2,940,000	3,558,635
Series 2015, 5% 3/1/36	4,500,000	5,192,145
Series 2016:
5% 9/1/27	1,850,000	2,265,714
5% 9/1/31	1,835,000	2,209,358
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	850,000	942,480
5% 10/1/37	1,700,000	1,867,399
Series 2014 A:
5% 10/1/25	1,200,000	1,423,488
5% 10/1/26	1,750,000	2,073,925
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,068,973
(CWA Auth. Proj.) Series 2015 A, 5% 10/1/29	2,295,000	2,703,625
Series 2011 A, 5.25% 10/1/26	1,000,000	1,069,230
Series 2011 B, 5% 10/1/41	2,000,000	2,119,940
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2011 A, 5% 1/1/21	800,000	829,450
Series 2017 A:
5% 1/1/32	4,000,000	5,051,160
5% 1/1/34	2,000,000	2,501,880
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	3,620,000	4,494,013
Indianapolis Wtr. Sys. Rev. Series 2018 A, 5% 10/1/32	3,000,000	3,877,950
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30	4,300,000	4,772,613
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	1,000,000	1,127,820
4% 4/1/46	2,240,000	2,477,574
5% 4/1/40	2,240,000	2,777,174
Series 2020:
4% 4/1/37	1,660,000	1,885,262
5% 4/1/29	1,030,000	1,307,853

TOTAL INDIANA		71,903,758

Iowa - 0.1%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	2,500,000	3,009,575
Series A:
5% 5/15/43	820,000	930,544
5% 5/15/48	945,000	1,066,896

TOTAL IOWA		5,007,015

Kansas - 0.5%
Desoto Usd # 232 Series 2015 A, 5% 9/1/22	1,390,000	1,533,948
Johnson County Unified School District # 233:
Series 2016 A, 5% 9/1/21	750,000	798,465
Series 2016 B:
5% 9/1/22	1,600,000	1,768,720
5% 9/1/23	290,000	332,117
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 5% 9/1/26	4,020,000	4,410,382
Series 2016 A:
5% 9/1/40	4,200,000	4,892,580
5% 9/1/45	5,125,000	5,926,858

TOTAL KANSAS		19,663,070

Kentucky - 2.3%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,200,000	1,363,068
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	1,680,000	2,011,010
Kenton County Arpt. Board Arpt. Rev.:
Series 2016:
5% 1/1/24	800,000	924,128
5% 1/1/27	1,500,000	1,825,905
5% 1/1/33	1,300,000	1,555,541
Series 2019, 5% 1/1/44	2,245,000	2,788,155
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/33	1,000,000	1,255,560
5% 8/1/44	1,000,000	1,224,040
Series 2019 A2, 5% 8/1/49	2,500,000	3,037,975
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 B:
5% 8/15/32	2,680,000	3,205,575
5% 8/15/33	1,325,000	1,581,401
5% 8/15/35	1,500,000	1,782,780
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	855,000	933,079
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/27	2,255,000	2,803,281
5% 5/1/29	1,865,000	2,352,903
5% 5/1/30	1,250,000	1,568,775
5% 5/1/31	535,000	672,811
5% 5/1/32	280,000	351,224
5% 5/1/33	630,000	788,143
5% 5/1/34	720,000	898,337
5% 5/1/35	425,000	524,259
5% 5/1/36	360,000	441,684
Series 2016 B, 5% 11/1/26	11,400,000	14,058,138
Series A:
4% 11/1/38	635,000	711,086
5% 11/1/27	5,245,000	6,588,979
5% 11/1/28	6,415,000	8,195,868
5% 11/1/29	3,840,000	4,887,590
5% 11/1/30	2,150,000	2,722,266
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	1,275,000	1,447,775
5.75% 10/1/38	3,105,000	3,537,775
Series 2016 A:
5% 10/1/31	6,400,000	7,724,416
5% 10/1/32	7,745,000	9,310,032
5% 10/1/33	4,400,000	5,270,144
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	1,085,000	1,182,118
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	2,835,000	3,088,761
5% 12/1/30 (Pre-Refunded to 6/1/22 @ 100)	405,000	441,252
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,045,740

TOTAL KENTUCKY		104,101,574

Louisiana - 0.5%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
5% 12/1/34	890,000	1,088,212
5% 12/1/39	855,000	1,028,197
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/20	3,750,000	3,799,479
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,700,000	1,991,703
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	445,000	541,289
5% 12/15/27	2,000,000	2,467,460
5% 12/15/29	1,200,000	1,468,824
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/21	610,000	638,402
5% 5/15/23	2,500,000	2,788,375
5.5% 5/15/29	4,035,000	4,042,747

TOTAL LOUISIANA		19,854,688

Maine - 1.0%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	2,210,000	2,383,861
Series 2013, 5% 7/1/33	1,000,000	1,089,230
Series 2016 A:
4% 7/1/41	1,185,000	1,257,060
4% 7/1/46	1,765,000	1,861,122
5% 7/1/41	480,000	543,614
5% 7/1/46	330,000	371,953
Series 2018 A:
5% 7/1/30	1,185,000	1,488,514
5% 7/1/31	1,100,000	1,374,417
5% 7/1/34	2,000,000	2,480,800
5% 7/1/35	2,745,000	3,396,553
5% 7/1/36	3,250,000	4,005,105
5% 7/1/37	3,000,000	3,680,370
5% 7/1/38	2,275,000	2,777,934
5% 7/1/43	4,500,000	5,445,585
Series 2018, 5% 7/1/48	4,235,000	5,222,814
Maine Tpk. Auth. Tpk. Rev.:
Series 2015, 5% 7/1/37	1,700,000	1,997,364
Series 2018:
5% 7/1/33	700,000	891,310
5% 7/1/34	1,000,000	1,270,660
5% 7/1/35	1,100,000	1,394,283
5% 7/1/36	2,000,000	2,528,320

TOTAL MAINE		45,460,869

Maryland - 0.5%
City of Westminster Series 2016, 5% 11/1/31	1,975,000	2,301,863
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,655,000	1,971,138
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,100,000	1,121,219
Series 2015, 5% 7/1/40	2,000,000	2,313,260
Series 2016 A:
4% 7/1/42	780,000	839,553
5% 7/1/35	2,055,000	2,414,810
5% 7/1/38	1,125,000	1,311,131
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	3,510,000	3,890,730
Series 2019 C, 3.5% 3/1/50	2,830,000	3,095,737
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	875,000	875,219
3% 11/1/25	640,000	641,376

TOTAL MARYLAND		20,776,036

Massachusetts - 1.4%
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement & Accelerated Bridge Prog.) Series 2018 A, 5% 6/1/48	7,780,000	9,646,578
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,015,000	1,191,915
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36 (Pre-Refunded to 1/1/21 @ 100)	400,000	421,304
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	10,000,000	11,058,000
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,165,000	1,401,716
5% 10/1/33	1,355,000	1,611,745
Series 2015 D, 5% 7/1/44	2,575,000	2,922,316
Series 2019, 5% 9/1/59	13,125,000	15,997,406
Series BB1, 5% 10/1/46	4,230,000	5,116,270
Massachusetts Gen. Oblig.:
Series 2017 A:
5% 4/1/33	3,280,000	4,117,712
5% 4/1/36	1,280,000	1,603,021
Series 2017 D:
5% 2/1/33	3,265,000	4,081,479
5% 2/1/35	2,850,000	3,558,567

TOTAL MASSACHUSETTS		62,728,029

Michigan - 3.4%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	1,035,000	1,163,992
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	1,500,000	1,842,285
5% 7/1/48	6,500,000	7,948,525
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	2,170,000	2,558,256
4% 5/1/33 (Build America Mutual Assurance Insured)	2,235,000	2,616,604
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,455,000	1,758,033
Lansing Board of Wtr. & Lt. Util. Rev. Series 2011 A, 5.5% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	1,000,000	1,064,510
Michigan Bldg. Auth. Rev. (Facilities Prog.):
Series 2015 I:
5% 4/15/27	14,000,000	17,051,720
5% 4/15/28	2,000,000	2,431,020
Series 2016 I, 5% 4/15/24	705,000	823,884
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	1,845,000	2,266,306
(Trinity Health Proj.) Series 2017:
5% 12/1/35	9,085,000	11,367,697
5% 12/1/42	1,035,000	1,272,636
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	2,350,000	2,521,715
5% 6/1/20 (Escrowed to Maturity)	750,000	759,623
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	1,100,000	1,202,454
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	2,400,000	2,623,536
Series 2012:
5% 11/15/36	1,300,000	1,418,508
5% 11/15/42	2,950,000	3,188,773
Series 2013, 5% 8/15/29	3,865,000	4,358,986
Series 2015 MI, 5% 12/1/25	3,000,000	3,627,630
Series 2016:
5% 11/15/32	4,815,000	5,882,148
5% 11/15/41	1,085,000	1,299,157
Series 2019 A, 5% 11/15/48	1,645,000	2,027,051
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	345,000	434,524
Bonds (Ascension Health Cr. Group Proj.) Series F5:
1.9%, tender 4/1/21 (a)	4,395,000	4,436,840
2.4%, tender 3/15/23 (a)	1,720,000	1,784,827
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	6,380,000	6,390,910
Portage Pub. Schools Series 2016:
5% 11/1/33	1,000,000	1,206,890
5% 11/1/36	1,250,000	1,499,188
5% 11/1/37	1,000,000	1,196,060
Univ. of Michigan Rev. Series 2017 A, 5% 4/1/42	15,370,000	18,894,034
Warren Consolidated School District Series 2016:
5% 5/1/28	4,100,000	4,965,756
5% 5/1/29	4,230,000	5,106,371
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,572,207
5% 12/1/31	2,300,000	2,778,722
5% 12/1/40 (FSA Insured)	3,000,000	3,565,050
Series 2015 G:
5% 12/1/31	1,500,000	1,812,210
5% 12/1/32	1,500,000	1,809,405
5% 12/1/33	2,000,000	2,408,800
Series 2015, 5% 12/1/29	1,600,000	1,940,032
Series 2017 A:
5% 12/1/28	600,000	761,550
5% 12/1/29	550,000	694,216
5% 12/1/30	700,000	879,375
5% 12/1/33	350,000	437,903
5% 12/1/37	500,000	619,060
5% 12/1/37	270,000	333,180
Series 2017 C, 5% 12/1/28	1,100,000	1,400,861

TOTAL MICHIGAN		150,003,020

Minnesota - 1.0%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	7,080,000	8,521,488
5% 2/15/58	11,845,000	14,096,735
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,285,000	1,529,253
Series 2017:
4% 5/1/22	500,000	530,535
5% 5/1/23	500,000	559,640
5% 5/1/24	1,200,000	1,386,024
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/20	675,000	696,307
5% 11/15/24	1,780,000	2,114,551
5% 11/15/25	1,365,000	1,670,091
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/29	1,000,000	1,240,890
5% 10/1/32	715,000	872,086
5% 10/1/33	875,000	1,065,540
5% 10/1/45	1,035,000	1,222,884
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	3,460,000	3,885,442
5% 5/1/48	4,325,000	5,331,730
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	700,000	857,318

TOTAL MINNESOTA		45,580,514

Missouri - 0.8%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/29	1,470,000	1,752,490
Hannibal Indl. Dev. Auth. Health Facilities Rev. (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,425,000	4,010,127
5% 10/1/47	2,125,000	2,471,460
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/21	575,000	596,595
5% 1/1/26	240,000	296,004
5% 1/1/28	500,000	644,755
5% 1/1/33	475,000	600,975
Kansas City Spl. Oblig.:
5% 9/1/21	295,000	295,926
5% 9/1/22	500,000	501,520
5% 9/1/23	400,000	401,220
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	125,000	125,438
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	400,000	433,728
3.25% 2/1/28	400,000	434,888
4% 2/1/40	400,000	432,948
5% 2/1/34	3,115,000	3,651,746
5% 2/1/36	1,200,000	1,399,200
5% 2/1/45	1,900,000	2,177,609
Missouri Health & Edl. Facilities Rev. Series 2019 A:
4% 10/1/48	2,150,000	2,423,695
5% 10/1/46	4,225,000	5,220,030
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	745,000	828,805
Saint Louis Arpt. Rev.:
Series 2019 A:
5% 7/1/44	1,400,000	1,751,652
5% 7/1/49	1,150,000	1,428,450
Series A, 5.25% 7/1/26 (FSA Insured)	3,000,000	3,781,260
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	860,000	975,008

TOTAL MISSOURI		36,635,529

Montana - 0.0%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	365,000	414,155
Nebraska - 0.8%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	14,180,000	16,093,166
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017, 4% 7/1/33	775,000	896,567
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	2,000,000	2,485,420
5% 9/1/32	3,735,000	4,627,553
5% 9/1/33	2,240,000	2,767,946
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,670,000	2,009,962
5% 1/1/34	1,000,000	1,196,050
Series 2016 B, 5% 1/1/32	5,000,000	6,017,850

TOTAL NEBRASKA		36,094,514

Nevada - 1.1%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	2,705,000	3,224,766
5% 9/1/42	6,665,000	7,874,231
Clark County Arpt. Rev. Series 2019 A:
5% 7/1/24	2,750,000	3,234,000
5% 7/1/25	2,170,000	2,634,293
5% 7/1/26	1,345,000	1,678,251
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,002,885
Series 2012 B, 5% 6/1/42	3,260,000	3,524,419
Series 2016 A:
5% 6/1/35	4,150,000	5,041,420
5% 6/1/36	6,000,000	7,273,560
Series 2016 B:
5% 6/1/34	7,495,000	9,122,239
5% 6/1/36	2,700,000	3,273,102
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,155,000	1,284,776

TOTAL NEVADA		50,167,942

New Hampshire - 1.1%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	5,205,000	6,238,921
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,000,000	2,411,180
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/32	250,000	309,885
5% 8/1/34	3,000,000	3,702,510
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	1,300,000	1,615,627
5% 8/1/36	2,000,000	2,456,220
5% 8/1/37	2,400,000	2,938,416
Series 2018, 5% 8/1/35	2,750,000	3,385,855
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/41	2,100,000	2,586,087
Series 2017 B, 4.125% 7/1/24 (c)	300,000	300,495
Series 2017:
5% 7/1/36	1,200,000	1,431,612
5% 7/1/44	1,000,000	1,175,440
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	1,000,000	1,062,210
4% 7/1/32	900,000	940,401
Series 2016:
4% 10/1/38	1,165,000	1,279,461
5% 10/1/28	3,000,000	3,632,940
5% 10/1/32	5,160,000	6,149,120
5% 10/1/38	3,765,000	4,418,453
New Hampshire Tpk. Sys. Rev. Series 2012 B, 5% 2/1/20	1,300,000	1,300,000

TOTAL NEW HAMPSHIRE		47,334,833

New Jersey - 4.0%
New Jersey Econ. Dev. Auth. Series A, 5% 11/1/36	5,185,000	6,360,906
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	750,000	762,600
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	6,215,000	7,313,315
Series 2017 B, 5% 11/1/24	10,000,000	11,632,300
Series 2011 EE:
5% 9/1/20	1,255,000	1,283,407
5% 9/1/20 (Escrowed to Maturity)	3,395,000	3,473,038
Series 2013:
5% 3/1/23	7,040,000	7,812,781
5% 3/1/24	6,200,000	6,875,986
5% 3/1/25	700,000	776,062
Series 2014 PP, 5% 6/15/26	6,000,000	6,871,380
Series 2015 XX:
5% 6/15/22	1,525,000	1,656,303
5% 6/15/23	1,000,000	1,119,810
5% 6/15/26	15,000,000	17,556,300
Series 2016 AAA:
5% 6/15/41	2,510,000	2,896,666
5.5% 6/15/30	4,995,000	6,070,623
Series 2016 BBB, 5% 6/15/22	3,120,000	3,388,632
Series LLL, 4% 6/15/49	2,810,000	3,070,066
Series MMM, 4% 6/15/36	800,000	901,008
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,625,000	3,141,443
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/20	500,000	507,357
5% 7/1/21	1,155,000	1,213,790
5% 7/1/22	155,000	168,553
5% 7/1/23	550,000	616,160
5% 7/1/24	435,000	500,772
5% 7/1/25	1,055,000	1,245,892
5% 7/1/25	470,000	555,042
5% 7/1/26	155,000	186,987
5% 7/1/27	235,000	282,447
5% 7/1/28	685,000	818,561
5% 7/1/30	1,000,000	1,231,920
Series 2016:
4% 7/1/48	1,800,000	1,943,946
5% 7/1/41	2,190,000	2,521,916
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/21	1,435,000	1,539,396
5% 12/1/23	1,005,000	1,154,403
5% 12/1/24	580,000	686,993
5% 12/1/25	1,065,000	1,297,362
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	16,055,000	19,414,188
Series 2001 A, 6% 6/15/35 (Pre-Refunded to 6/15/21 @ 100)	1,300,000	1,389,843
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	444,956
Series 2010 A, 0% 12/15/27	7,395,000	6,238,422
Series 2014 AA, 5% 6/15/24	15,000,000	17,259,450
Series 2016 A:
5% 6/15/27	945,000	1,131,609
5% 6/15/28	3,225,000	3,843,749
5% 6/15/29	3,550,000	4,213,992
Series 2016 A-2, 5% 6/15/23	2,495,000	2,798,317
Series 2018 A:
5% 12/15/32	3,205,000	3,913,113
5% 12/15/34	1,000,000	1,215,530
Series A, 4% 12/15/39	3,485,000	3,879,363
Series AA:
5% 6/15/25	2,380,000	2,800,594
5% 6/15/29	1,340,000	1,447,240

TOTAL NEW JERSEY		179,424,489

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,635,000	1,801,737
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	115,000	115,459
5% 5/15/34	230,000	262,582
5% 5/15/39	170,000	191,559
5% 5/15/44	180,000	200,851
5% 5/15/49	355,000	393,979
Series 2019 B1, 2.625% 5/15/25	190,000	190,770

TOTAL NEW MEXICO		3,156,937

New York - 5.2%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,555,000	1,898,111
Series 2016 A, 5% 7/1/32	2,500,000	3,048,575
Hudson Yards Infrastructure Corp. New York Rev.:
Series 2012 A, 5.75% 2/15/47	1,975,000	2,068,003
Series 2017 A:
5% 2/15/33	3,595,000	4,484,727
5% 2/15/39	10,000,000	12,284,000
5% 2/15/42	9,860,000	12,033,933
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	500,000	622,070
5% 9/1/35	2,000,000	2,476,080
5% 9/1/36	1,135,000	1,401,804
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	17,050,000	19,011,944
New York City Gen. Oblig.:
Series 2015 C, 5% 8/1/27	1,600,000	1,910,672
Series 2016 C and D, 5% 8/1/28	1,500,000	1,839,030
Series 2016 E, 5% 8/1/28	2,550,000	3,172,787
Series F, 5% 4/1/34	6,000,000	7,588,080
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,002,970
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,028,140
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011:
5.375% 6/15/43	3,445,000	3,575,497
5.375% 6/15/43 (Pre-Refunded to 12/15/20 @ 100)	4,350,000	4,520,564
Series 2012 EE, 5.25% 6/15/30	6,300,000	6,928,614
Series 2013 EE, 5% 6/15/47	11,710,000	13,105,715
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series S1, 5% 7/15/27	2,000,000	2,200,580
New York City Transitional Fin. Auth. Rev.:
Series 2015 E1, 5% 2/1/41	1,615,000	1,885,367
Series 2016 A, 5% 5/1/40	1,950,000	2,359,130
Series 2017 B, 5% 8/1/40	2,000,000	2,434,460
Series 2017 E, 5% 2/1/39	6,440,000	7,865,816
Series 2018 C2:
5% 5/1/32	5,300,000	6,755,804
5% 5/1/37	10,000,000	12,562,100
Series 2019 B1:
5% 8/1/34	2,000,000	2,551,360
5% 8/1/35	5,000,000	6,362,300
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,793,198
5% 11/15/29	5,000,000	6,085,800
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	2,000,000	2,188,040
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A:
5% 3/15/31	4,400,000	5,466,164
5% 3/15/32	1,945,000	2,415,496
5% 3/15/34	3,200,000	3,958,496
Series 2018 C, 5% 3/15/38	8,285,000	10,373,234
Series 2018 E, 5% 3/15/48	3,000,000	3,725,040
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	9,500,000	10,547,755
Series 2014 B, 5.25% 11/15/44	2,215,000	2,537,349
Series 2014 C, 5% 11/15/21	2,500,000	2,676,475
Series 2016 B, 5% 11/15/21	1,950,000	2,087,651
Series 2017 C-2:
0% 11/15/29	2,275,000	1,877,944
0% 11/15/33	5,600,000	4,089,288
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,700,000	4,586,409
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	3,130,000	3,910,528
Series 2017 C, 5% 3/15/31	2,375,000	3,019,813
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/32 (FSA Insured)	1,000,000	1,176,980
5% 12/1/30 (FSA Insured)	1,500,000	1,937,535
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,196,353

TOTAL NEW YORK		232,627,781

North Carolina - 1.6%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
5% 6/1/40	2,400,000	3,065,424
5% 6/1/46	2,380,000	2,999,443
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	2,000,000	2,486,140
5% 7/1/42	2,875,000	3,513,854
Series 2017 C:
4% 7/1/36	1,500,000	1,719,405
4% 7/1/37	1,500,000	1,714,515
5% 7/1/29	2,575,000	3,255,804
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,222,392
Series 2012, 5% 11/1/41	1,630,000	1,730,392
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	220,000	267,573
5% 10/1/29	3,500,000	4,208,715
5% 10/1/42	1,820,000	2,121,283
North Carolina Med. Care Commission Health Care Facilities Rev.:
(Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	2,819,532
Series 2019 A:
5% 12/1/29	1,390,000	1,766,495
5% 12/1/30	1,440,000	1,820,506
5% 12/1/32	1,095,000	1,374,006
5% 12/1/33	800,000	1,002,400
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A, 5% 1/1/28	3,500,000	4,256,770
Series 2015 C, 5% 1/1/29	8,000,000	9,695,680
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019:
4% 1/1/55	3,325,000	3,706,477
5% 1/1/43	4,500,000	5,589,630
5% 1/1/44	5,610,000	6,951,463
5% 1/1/49	2,000,000	2,457,080
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	2,900,000	2,928,739

TOTAL NORTH CAROLINA		72,673,718

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,504,230
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	3,700,000	3,757,461

TOTAL NORTH DAKOTA		5,261,691

Ohio - 2.4%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	4,200,000	4,972,128
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	1,600,000	1,738,848
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	1,500,000	1,855,680
5% 2/15/39	1,000,000	1,233,940
5% 2/15/44	3,150,000	3,839,315
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	4,000,000	4,689,040
Series 2016, 5% 2/15/46	1,280,000	1,489,242
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,782,640
Series 2012 B:
5% 2/15/42	705,000	752,736
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	195,000	210,887
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	500,000	593,525
5% 1/1/27 (FSA Insured)	2,175,000	2,570,393
5% 1/1/31 (FSA Insured)	1,000,000	1,164,650
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	2,000,000	2,492,480
5% 10/1/37	1,250,000	1,548,638
5% 10/1/38	1,500,000	1,853,100
Columbus City School District 5% 12/1/32	1,000,000	1,224,890
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,282,950
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	8,235,000	10,052,135
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,170,161
Lake County Hosp. Facilities Rev.:
Series 2008 C, 6% 8/15/43	400,000	401,524
Series 2015, 5% 8/15/26	1,170,000	1,387,281
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	11,070,000	12,981,014
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	1,900,000	2,085,706
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	1,900,000	2,051,525
5% 2/15/48	4,400,000	4,728,680
Ohio Gen. Oblig. Series 2018 A, 5% 6/15/37	3,470,000	4,195,542
Ohio Higher Edl. Facility Commission Rev. Series 2019, 4% 10/1/44	1,775,000	1,983,385
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/31	2,500,000	3,162,875
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	535,000	606,455
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	3,237,734
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	1,265,000	1,503,845
Series 2019, 5% 2/15/29	3,600,000	4,130,532
Univ. of Akron Gen. Receipts Series 2019 A:
4% 1/1/28	3,700,000	4,400,003
5% 1/1/30	1,800,000	2,347,110
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	400,000	425,228
5% 12/1/42	505,000	531,775

TOTAL OHIO		106,677,592

Oklahoma - 0.6%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	1,155,000	1,427,303
5% 9/1/28	1,180,000	1,448,674
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	8,016,610
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,299,767
5% 10/1/32	1,100,000	1,316,733
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	3,625,000	3,920,329
Series 2012:
5% 2/15/21 (Escrowed to Maturity)	955,000	994,770
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,800,000	1,946,646
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,330,330

TOTAL OKLAHOMA		24,701,162

Oregon - 1.1%
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	18,000,000	18,753,300
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A:
5.25% 4/1/31	260,000	272,815
5.25% 4/1/31 (Pre-Refunded to 4/1/21 @ 100)	1,640,000	1,721,410
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	6,380,000	7,112,105
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	1,328,178
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	1,080,000	1,349,136
5% 6/15/35	3,135,000	3,900,504
5% 6/15/36	3,000,000	3,723,660
5% 6/15/37	4,000,000	4,951,320
5% 6/15/38	3,000,000	3,702,450

TOTAL OREGON		46,814,878

Pennsylvania - 5.0%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 4% 7/15/36	2,500,000	2,908,075
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	1,000,000	1,233,520
5% 7/15/38	1,000,000	1,228,840
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	1,000,000	1,105,790
Series 2018 A, 5% 11/15/24	1,000,000	1,170,080
Coatesville Area School District Series 2017:
5% 8/1/21 (FSA Insured)	920,000	971,391
5% 8/1/22 (FSA Insured)	260,000	283,039
5% 8/1/23 (FSA Insured)	450,000	505,422
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,330,000	1,609,380
Delaware County Auth. Rev. Series 2017, 5% 7/1/26	1,180,000	1,378,854
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	830,000	942,291
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	2,000,000	2,298,960
4% 7/1/38	2,180,000	2,496,667
4% 7/1/39	2,500,000	2,855,325
5% 7/1/44	15,415,000	18,843,913
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,450,000	2,479,621
Series B, 1.8%, tender 8/15/22 (a)	3,255,000	3,307,568
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	2,096,219
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,345,000	2,595,798
Series 2016 A:
5% 10/1/30	4,350,000	5,023,772
5% 10/1/36	4,430,000	5,051,396
5% 10/1/40	2,045,000	2,304,020
Series 2019, 4% 9/1/44	5,165,000	5,833,041
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	7,240,000	7,873,572
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	750,000	927,945
5% 7/1/36	1,000,000	1,234,130
5% 7/1/37	800,000	983,032
5% 7/1/38	750,000	917,475
5% 7/1/43	2,000,000	2,412,520
Pennsylvania Gen. Oblig.:
Series 2015 1, 5% 3/15/31	2,130,000	2,507,074
Series 2015, 5% 3/15/33	2,460,000	2,882,751
Series 2016, 5% 2/1/29	8,935,000	10,806,168
Series 2017, 5% 1/1/28	5,000,000	6,222,900
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	1,585,000	1,879,858
Series 2016:
5% 5/1/29	1,000,000	1,206,520
5% 5/1/31	1,000,000	1,197,570
Series 2017 A, 5% 8/15/46	7,035,000	8,515,445
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/29 (FSA Insured)	5,630,000	6,800,590
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	500,000	629,930
5% 7/1/29	500,000	626,970
5% 7/1/30	550,000	685,988
5% 7/1/31	600,000	745,260
5% 7/1/32	550,000	681,505
5% 7/1/33	600,000	741,768
5% 7/1/42	2,390,000	2,893,382
5% 7/1/47	2,000,000	2,403,160
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	8,355,000	9,619,780
Philadelphia Gas Works Rev.:
Series 9, 5.25% 8/1/40	2,325,000	2,372,430
5% 8/1/26	1,000,000	1,202,850
5% 8/1/27	1,000,000	1,198,300
5% 8/1/28	2,000,000	2,388,340
Philadelphia Gen. Oblig.:
Series 2019 A:
5% 8/1/23	1,740,000	1,975,979
5% 8/1/25	4,665,000	5,627,809
Series 2019 B:
5% 2/1/33	1,600,000	2,046,000
5% 2/1/36	1,485,000	1,884,465
5% 2/1/37	1,915,000	2,421,364
Philadelphia School District:
Series 2016 F, 5% 9/1/29	3,475,000	4,213,264
Series 2018 A:
5% 9/1/34	1,450,000	1,799,088
5% 9/1/35	1,000,000	1,237,550
Series 2018 B, 5% 9/1/43	1,395,000	1,690,377
Series 2019 A:
4% 9/1/35	2,305,000	2,649,690
4% 9/1/36	2,000,000	2,292,200
5% 9/1/31	1,165,000	1,487,239
5% 9/1/33	2,060,000	2,631,362
5% 9/1/33	6,870,000	8,720,228
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	1,125,000	1,359,799
5% 12/15/37	500,000	600,390
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 B, 5% 9/1/32 (FSA Insured)	2,000,000	2,775,740
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	1,795,000	2,046,892
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	1,490,000	1,694,935
4% 6/1/49	3,545,000	4,002,801
5% 6/1/44	2,595,000	3,222,108
5% 6/1/49	4,145,000	5,109,624
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22 (Pre-Refunded to 6/1/21 @ 100)	1,000,000	1,054,140
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	735,000	870,652
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	1,000,000	1,184,690
5% 8/1/38	3,205,000	3,761,484
5% 8/1/48	2,850,000	3,298,191

TOTAL PENNSYLVANIA		222,738,256

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,680,000	5,423,231
5% 9/1/36	185,000	212,252
Series 2016:
5% 5/15/20	340,000	343,561
5% 5/15/21	2,000,000	2,094,700
5% 5/15/39	3,285,000	3,812,078
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,335,000	1,481,156

TOTAL RHODE ISLAND		13,366,978

South Carolina - 3.3%
Charleston County Arpt. District Series 2019:
5% 7/1/43	1,600,000	2,012,336
5% 7/1/48	12,000,000	14,973,840
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	1,845,000	2,000,626
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,380,000	2,667,885
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,324,861
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,985,000	2,227,448
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/32	4,320,000	5,443,891
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
(Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	1,800,000	1,999,908
Series 2013, 5% 11/1/27 (Pre-Refunded to 11/1/22 @ 100)	2,900,000	3,222,074
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	14,025,000	15,788,644
Series 2014 A:
5% 12/1/49	16,565,000	18,532,094
5.5% 12/1/54	14,400,000	16,398,864
Series 2015 A, 5% 12/1/50	2,045,000	2,331,014
Series 2015 E, 5.25% 12/1/55	3,265,000	3,795,922
Series 2016 B:
5% 12/1/35	3,630,000	4,379,450
5% 12/1/36	5,445,000	6,555,018
Series 2016 C:
5% 12/1/22	500,000	554,200
5% 12/1/23	840,000	960,792
5% 12/1/24	515,000	606,809
5% 12/1/25	600,000	727,884
5% 12/1/26	1,000,000	1,242,760
5% 12/1/27	1,600,000	1,978,224
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	1,430,000	1,640,753
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,915,000	10,805,565
4% 4/15/48	6,915,000	7,481,269
5% 4/15/48	9,380,000	11,008,368

TOTAL SOUTH CAROLINA		144,660,499

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B, 5% 11/1/44	5,000,000	5,646,650
Series 2017:
5% 7/1/30	850,000	1,049,410
5% 7/1/35	725,000	880,273

TOTAL SOUTH DAKOTA		7,576,333

Tennessee - 1.0%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A2, 5% 8/1/37	860,000	1,067,398
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/20	1,500,000	1,524,622
5% 7/1/23	500,000	567,485
5% 7/1/24	1,000,000	1,134,250
5% 7/1/25	1,000,000	1,133,160
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,590,000	2,840,142
5.25% 10/1/58	7,775,000	9,491,254
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/22	705,000	767,202
5% 5/1/23	1,600,000	1,801,744
5% 5/1/25	1,300,000	1,558,921
5% 5/1/27	1,230,000	1,549,296
5% 5/1/29	1,240,000	1,544,544
5% 5/1/30	2,395,000	2,965,537
5% 5/1/31	1,260,000	1,552,307
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,645,000	7,192,282
Series 2018, 4%, tender 11/1/25 (a)	6,255,000	7,085,601

TOTAL TENNESSEE		43,775,745

Texas - 9.3%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	1,730,000	1,789,339
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	4,010,000	4,885,503
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/40	2,000,000	2,326,400
5% 1/1/45	1,000,000	1,156,270
Series 2016:
5% 1/1/40	3,000,000	3,523,320
5% 1/1/46	1,800,000	2,097,666
Corpus Christi Util. Sys. Rev. 5% 7/15/23	3,400,000	3,727,080
Cypress-Fairbanks Independent School District:
Series 2014 C, 5% 2/15/44	3,175,000	3,625,120
Series 2016, 5% 2/15/27	1,885,000	2,322,358
Series 2019 A, 5% 2/15/24	4,000,000	4,648,280
Series 2019, 5% 2/15/35	3,900,000	5,032,053
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	1,625,000	1,964,706
Dallas Fort Worth Int'l. Arpt. Rev. Series 2010 A, 5% 11/1/42 (Pre-Refunded to 11/1/20 @ 100)	5,200,000	5,357,976
Dallas Gen. Oblig. Series 2017:
5% 2/15/29	3,420,000	4,261,525
5% 2/15/30	4,935,000	6,131,836
Dallas Independent School District Bonds:
Series 2016, 5%, tender 2/15/22 (a)	30,000	32,476
Series 2019:
5%, tender 2/15/22 (a)	375,000	405,551
5%, tender 2/15/22 (a)	1,550,000	1,675,953
Grand Parkway Trans. Corp.:
Bonds Series 2018 B, 5%, tender 10/1/23 (a)	10,590,000	12,056,291
Series 2013 B:
5% 4/1/53	27,390,000	30,513,556
5.25% 10/1/51	25,400,000	28,757,118
5.5% 4/1/53	2,300,000	2,589,800
Series 2018 A:
5% 10/1/36	5,000,000	6,275,800
5% 10/1/37	10,000,000	12,509,500
5% 10/1/43	5,500,000	6,782,270
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	3,800,000	4,184,826
Harris County Toll Road Rev. (Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	2,000,000	2,519,500
Houston Arpt. Sys. Rev.:
Series 2011 B:
5% 7/1/25	1,460,000	1,543,600
5% 7/1/26	3,000,000	3,170,040
Series 2018 D:
5% 7/1/29	1,900,000	2,447,409
5% 7/1/30	2,500,000	3,198,825
5% 7/1/31	2,250,000	2,863,643
5% 7/1/32	2,000,000	2,536,820
5% 7/1/39	7,080,000	8,808,936
Houston Gen. Oblig. Series 2017 A, 5% 3/1/29	1,080,000	1,349,579
Houston Independent School District Series 2017, 5% 2/15/35	1,600,000	1,971,856
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	1,485,000	1,727,085
Series 2016 B, 5% 11/15/33	1,400,000	1,730,568
Series 2018 D, 5% 11/15/43	1,845,000	2,304,663
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	1,055,000	1,244,921
5% 10/15/34	1,670,000	1,963,970
5% 10/15/35	1,215,000	1,423,579
5% 10/15/44	835,000	961,185
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/33	4,510,000	5,686,343
5% 5/15/35	2,125,000	2,667,555
Series 2019:
5% 5/15/38	1,035,000	1,260,692
5% 5/15/39	1,000,000	1,215,440
5% 5/15/40	1,500,000	1,819,185
5% 5/15/44	2,990,000	3,593,113
Series 2015 B:
5% 5/15/30	4,500,000	5,325,030
5% 5/15/31	7,200,000	8,504,208
Series 2015 D:
5% 5/15/27	1,500,000	1,792,980
5% 5/15/29	2,150,000	2,550,782
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,500,000	1,893,870
5% 8/15/47	1,205,000	1,442,252
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	2,100,000	2,484,300
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,425,000	1,723,880
5% 1/1/34	1,000,000	1,224,600
5% 1/1/35	1,300,000	1,588,964
5% 1/1/36	1,200,000	1,462,524
5% 1/1/37	4,705,000	5,718,457
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	265,000	318,077
5% 1/1/31	370,000	442,483
5% 1/1/33	1,500,000	1,831,215
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,088,501
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	6,870,000	7,359,694
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	2,100,000	2,265,732
Series 2014 A:
5% 1/1/23	950,000	1,061,179
5% 1/1/24	2,500,000	2,887,900
Series 2015 A, 5% 1/1/32	1,550,000	1,821,173
Series 2015 B, 5% 1/1/31	7,115,000	8,377,486
Series 2016 A:
5% 1/1/32	3,000,000	3,608,820
5% 1/1/39	1,000,000	1,187,020
Series 2017 A, 5% 1/1/43	6,500,000	7,952,360
Series 2018, 0% 1/1/29 (Assured Guaranty Corp. Insured)	15,110,000	13,011,825
Northside Independent School District Bonds 2%, tender 6/1/21 (a)	1,915,000	1,939,876
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	1,600,000	1,937,488
Series 2017:
5% 2/1/32	1,250,000	1,569,900
5% 2/1/34	1,500,000	1,870,680
5% 2/1/47	7,500,000	8,994,075
San Antonio Gen. Oblig. Series 2018:
5% 8/1/37	1,315,000	1,668,170
5% 8/1/38	3,470,000	4,387,954
San Antonio Independent School District Series 2016, 5% 8/15/31	2,010,000	2,486,249
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	1,295,000	1,413,052
5% 5/15/25 (Pre-Refunded to 5/15/22 @ 100)	2,245,000	2,452,820
5% 5/15/26	2,560,000	2,788,506
5% 5/15/26 (Pre-Refunded to 5/15/22 @ 100)	4,440,000	4,851,011
Southwest Higher Ed. Auth. Rev.:
(Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/40	3,525,000	4,194,609
5% 10/1/45	4,000,000	4,719,800
(Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	750,000	936,825
5% 10/1/41	1,500,000	1,832,265
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Series 2015, 5% 9/1/30	5,000,000	5,709,700
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	395,000	471,946
5% 2/15/41	8,335,000	9,927,485
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	3,646,839	3,889,390
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	3,840,000	4,355,712
Texas Gen. Oblig.:
Series 2014 A, 5% 10/1/44	3,000,000	3,482,970
Series 2016, 5% 4/1/41	3,120,000	3,725,155
Series 2017 B, 5% 10/1/36	3,300,000	4,139,454
Series A, 5% 10/1/23	1,500,000	1,722,825
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A:
5% 3/15/28	3,045,000	3,821,749
5% 3/15/31	2,000,000	2,473,600
Series 2019 A:
4% 3/15/34	2,250,000	2,642,805
4% 3/15/35	2,000,000	2,343,160
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/30	3,455,000	4,189,740
5% 2/15/33	3,500,000	4,209,520
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	940,000	1,160,872

TOTAL TEXAS		412,875,755

Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2017 B:
5% 7/1/34	1,640,000	2,028,893
5% 7/1/35	1,500,000	1,851,600
5% 7/1/36	1,500,000	1,847,190
5% 7/1/37	1,000,000	1,228,020
5% 7/1/47	1,525,000	1,837,061
Series 2018 B:
5% 7/1/43	3,000,000	3,700,200
5% 7/1/48	3,000,000	3,673,740
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25 (Pre-Refunded to 9/1/22 @ 100)	1,680,000	1,850,856

TOTAL UTAH		18,017,560

Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,400,000	2,749,968
5% 10/15/46	2,800,000	3,182,228

TOTAL VERMONT		5,932,196

Virginia - 0.4%
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,276,148
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	6,000,000	6,036,335
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	370,000	397,302
Series 2016:
4% 6/15/37	345,000	375,743
5% 6/15/28	1,000,000	1,216,010
5% 6/15/33	225,000	268,803
5% 6/15/36	1,000,000	1,186,670
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A, 5% 1/1/40	1,400,000	1,620,444
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	475,000	602,504
5% 5/15/33	2,000,000	2,528,820
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,878,500

TOTAL VIRGINIA		19,387,279

Washington - 2.4%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	1,047,132
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,250,000	1,488,350
5% 2/1/28	2,000,000	2,434,840
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,366,630
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	1,000,000	1,218,320
5% 1/1/38	1,000,000	1,214,440
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	3,786,335
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	1,500,000	1,774,320
5% 2/1/34	2,400,000	2,835,456
Series 2017 D, 5% 2/1/33	2,100,000	2,599,779
Series 2018 D, 5% 8/1/33	5,450,000	6,829,068
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,938,300
Series R-2017 A:
5% 8/1/27	945,000	1,182,545
5% 8/1/28	945,000	1,177,810
5% 8/1/30	945,000	1,168,521
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	3,800,000	3,870,566
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	405,000	510,956
5% 7/1/31	860,000	1,072,721
5% 7/1/34	2,645,000	3,263,295
5% 7/1/35	2,350,000	2,888,691
5% 7/1/36	2,250,000	2,755,125
5% 7/1/42	9,220,000	11,044,085
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/24	6,700,000	7,397,202
Series 2018 B:
5% 10/1/30	1,200,000	1,543,968
5% 10/1/31	1,500,000	1,916,460
5% 10/1/32	1,035,000	1,312,784
5% 10/1/33	2,500,000	3,152,125
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	2,250,000	2,688,210
5% 8/15/30	1,000,000	1,189,190
Series 2015, 5% 1/1/26	2,000,000	2,385,060
Series 2017 B, 4% 8/15/41	7,250,000	8,100,643
Series 2019 A1:
5% 8/1/34	1,895,000	2,373,791
5% 8/1/37	1,000,000	1,241,160
Series 2019 A2:
5% 8/1/35	2,855,000	3,566,495
5% 8/1/39	1,120,000	1,381,565
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,600,000	1,874,768
5% 10/1/35	1,000,000	1,169,280
5% 10/1/40	1,625,000	1,880,889
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (c)	100,000	106,580
5% 7/1/33 (c)	100,000	110,714
5% 7/1/38 (c)	100,000	109,403
5% 7/1/48 (c)	300,000	325,722

TOTAL WASHINGTON		107,293,294

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/33	1,840,000	2,278,251
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	2,900,000	3,310,553

TOTAL WEST VIRGINIA		5,588,804

Wisconsin - 1.4%
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	4,565,000	5,574,869
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (c)	705,000	802,882
5% 5/15/28 (c)	580,000	664,268
5.25% 5/15/37 (c)	190,000	214,972
5.25% 5/15/42 (c)	235,000	263,912
5.25% 5/15/47 (c)	235,000	262,685
5.25% 5/15/52 (c)	435,000	485,121
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	515,000	574,663
5% 10/1/48 (c)	615,000	684,544
5% 10/1/53 (c)	1,710,000	1,898,647
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 B, 5%, tender 1/29/25 (a)	10,000,000	11,878,000
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	370,000	377,248
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	630,000	642,342
Series 2014:
4% 5/1/33	1,475,000	1,564,090
5% 5/1/23	1,410,000	1,565,819
5% 5/1/25	775,000	880,881
Series 2015, 5% 12/15/44	10,000,000	11,323,600
Series 2016, 5% 2/15/29 (Pre-Refunded to 8/15/25 @ 100)	1,290,000	1,560,771
Series 2017 A:
5% 9/1/30	1,270,000	1,511,262
5% 9/1/32	1,100,000	1,296,537
Series 2019 A:
2.25% 11/1/26	1,055,000	1,067,998
5% 11/1/39	4,210,000	4,680,636
5% 11/1/54	495,000	542,777
Series 2019 B1, 2.825% 11/1/28	1,190,000	1,205,684
Series 2019 B2, 2.55% 11/1/27	760,000	769,979
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,018,570
Series 2013 B:
5% 7/1/26 (Pre-Refunded to 7/1/23 @ 100)	750,000	850,275
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	1,900,000	2,154,030
Series 2012:
5% 10/1/24	1,400,000	1,540,252
5% 6/1/27	1,000,000	1,082,060
5% 6/1/39	1,190,000	1,270,968
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	3,000,000	3,802,839

TOTAL WISCONSIN		64,013,181

TOTAL MUNICIPAL BONDS
(Cost $4,010,381,077)		4,333,897,650

Municipal Notes - 0.1%
New York - 0.1%
New York City Gen. Oblig. Series 2019 D, 1.18% 2/3/20 (Liquidity Facility Barclays Bank PLC), VRDN (a)
(Cost $2,000,000)	2,000,000	2,000,000
	Shares	Value

Money Market Funds - 2.4%
Fidelity Tax-Free Cash Central Fund 1.00% (f)(g)
(Cost $108,188,240)	108,177,422	108,188,240
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $4,120,569,317)		4,444,085,890
NET OTHER ASSETS (LIABILITIES) - 0.3%		14,748,681
NET ASSETS - 100%		$4,458,834,571

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,851,186 or 0.6% of net assets.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$1,172,786
Total	$1,172,786

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$4,335,897,650	$--	$4,335,897,650	$--
Money Market Funds	108,188,240	108,188,240	--	--
Total Investments in Securities:	$4,444,085,890	$108,188,240	$4,335,897,650	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	25.1%
Health Care	23.1%
Transportation	17.0%
Electric Utilities	7.3%
Special Tax	6.5%
Education	6.2%
Others* (Individually Less Than 5%)	14.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,012,381,077)	$4,335,897,650
Fidelity Central Funds (cost $108,188,240)	108,188,240
Total Investment in Securities (cost $4,120,569,317)		$4,444,085,890
Cash		93,962
Receivable for fund shares sold		4,237,730
Interest receivable		43,461,603
Distributions receivable from Fidelity Central Funds		98,787
Receivable from investment adviser for expense reductions		742,497
Other receivables		4,499
Total assets		4,492,724,968
Liabilities
Payable for investments purchased on a delayed delivery basis	$24,943,385
Payable for fund shares redeemed	1,947,946
Distributions payable	5,219,898
Accrued management fee	1,284,920
Other affiliated payables	361,614
Other payables and accrued expenses	132,634
Total liabilities		33,890,397
Net Assets		$4,458,834,571
Net Assets consist of:
Paid in capital		$4,130,271,300
Total accumulated earnings (loss)		328,563,271
Net Assets		$4,458,834,571
Net Asset Value, offering price and redemption price per share ($4,458,834,571 ÷ 367,556,505 shares)		$12.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Interest		$124,659,648
Income from Fidelity Central Funds		1,171,904
Total income		125,831,552
Expenses
Management fee	$14,273,096
Transfer agent fees	3,491,979
Accounting fees and expenses	619,813
Custodian fees and expenses	28,598
Independent trustees' fees and expenses	15,486
Registration fees	156,408
Audit	65,649
Legal	8,773
Miscellaneous	24,699
Total expenses before reductions	18,684,501
Expense reductions	(8,560,275)
Total expenses after reductions		10,124,226
Net investment income (loss)		115,707,326
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,503,011
Fidelity Central Funds	240
Capital gain distributions from Fidelity Central Funds	882
Total net realized gain (loss)		11,504,133
Change in net unrealized appreciation (depreciation) on investment securities		252,876,222
Net gain (loss)		264,380,355
Net increase (decrease) in net assets resulting from operations		$380,087,681

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,707,326	$110,296,204
Net realized gain (loss)	11,504,133	(2,269,012)
Change in net unrealized appreciation (depreciation)	252,876,222	(1,393,192)
Net increase (decrease) in net assets resulting from operations	380,087,681	106,634,000
Distributions to shareholders	(119,598,210)	(117,926,798)
Share transactions
Proceeds from sales of shares	990,370,400	1,289,299,373
Reinvestment of distributions	56,196,872	55,686,296
Cost of shares redeemed	(459,725,020)	(1,499,889,554)
Net increase (decrease) in net assets resulting from share transactions	586,842,252	(154,903,885)
Total increase (decrease) in net assets	847,331,723	(166,196,683)
Net Assets
Beginning of period	3,611,502,848	3,777,699,531
End of period	$4,458,834,571	$3,611,502,848
Other Information
Shares
Sold	84,068,871	114,579,701
Issued in reinvestment of distributions	4,746,402	4,941,784
Redeemed	(38,976,801)	(133,580,163)
Net increase (decrease)	49,838,472	(14,058,678)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Tax-Free Bond Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.37	$11.39	$11.30	$11.77	$11.91
Income from Investment Operations
Net investment income (loss)A	.337	.340	.352	.377	.401
Net realized and unrealized gain (loss)	.772	.003B	.139	(.408)	(.124)
Total from investment operations	1.109	.343	.491	(.031)	.277
Distributions from net investment income	(.337)	(.340)	(.352)	(.377)	(.401)
Distributions from net realized gain	(.012)	(.023)	(.049)	(.062)	(.016)
Total distributions	(.349)	(.363)	(.401)	(.439)	(.417)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$12.13	$11.37	$11.39	$11.30	$11.77
Total ReturnD	9.87%	3.09%	4.38%	(.31)%	2.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.86%	3.02%	3.06%	3.21%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$4,458,835	$3,611,503	$3,777,700	$3,121,388	$3,069,030
Portfolio turnover rateG	8%	23%	17%	23%	9%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$323,822,684
Gross unrealized depreciation	(51,781)
Net unrealized appreciation (depreciation)	$323,770,903
Tax Cost	$4,120,314,987

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,635,220
Undistributed long-term capital gain	$2,316,205
Net unrealized appreciation (depreciation) on securities and other investments	$323,770,903

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Tax-exempt Income	$115,312,667	$110,484,531
Ordinary Income	2,142,772	–
Long-term Capital Gains	2,142,771	7,442,267
Total	$119,598,210	$ 117,926,798

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $953,206,153 and $331,703,349, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Tax-Free Bond Fund	.02

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,099 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $8,540,965.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6,040.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $13,270.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 12, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 173 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray currently serves as Vice Chairman of Meijer, Inc. (regional retail chain, 2013-present). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Previously, Mr. McGinty served as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2019). Prior to joining Fidelity Investments, Mr. McGinty served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Actual	.25%	$1,000.00	$1,036.40	$1.28
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Tax-Free Bond Fund voted to pay on March 9, 2020, to shareholders of record at the opening of business on March 6, 2020, a distribution of $0.015 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $4,458,976, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.25% through March 31, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

SFB-ANN-0320
1.769635.118

Fidelity® Series Large Cap Value Index Fund

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Large Cap Value Index Fund	14.94%	8.69%	9.08%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Large Cap Value Index Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$17,195	Fidelity® Series Large Cap Value Index Fund
$17,481	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks rolled for the 12 months ending January 31, 2020, with the S&P 500® index gaining 21.68%, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin 2019 amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend extended until May, when the index sunk as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. The new year began with a flattish January, with growing anxiety related to the new coronavirus outbreak and its impact on the global economy. By sector, information technology (+46%) led the way, driven by strong growth trends. The defensive utilities sector (+30%) also stood out, while communication services and consumer staples were about in line with the broader market. Conversely, energy (-11%) was by far the weakest – struggling due to sluggish oil prices – followed by several strong gainers that still lagged: materials (+11%), health care (+12%), industrials (+16%), consumer discretionary (+17%), and financials and real estate (+18% each).

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year, the fund gained 14.94%, roughly in line with the 14.88% increase in the benchmark Russell 1000® Value Index. Individually, the top absolute contributor was JPMorgan Chase (+32%), which, along with its large competitor Bank of America (+18%), reported favorable financial results. Intel (+39%) enjoyed a healthy gain, with nearly half of that gain coming in the fourth quarter of 2019, as the semiconductor company announced what it called the best quarter in its history, with sales and earnings topping expectations. Better-than-expected sales growth was partly behind the favorable stock performance of consumer-goods company Procter & Gamble (+33%), while shares of Dublin-based cardiac device maker Medtronic (+33%) enjoyed good performance, partly due to robust fiscal first-quarter financial results and higher full-year earnings guidance. Other notable contributors included telecommunication services provider AT&T (+33%) and utility company NextEra Energy (+54%). In contrast, ample oil supply weighed on energy stocks, especially Exxon Mobil (-11%), Occidental Petroleum (-36%), EOG Resources (-25%) and Schlumberger (-20%). Shares of pharmaceutical company Pfizer (-9%) declined on revenue estimates lagging expectations and investors' apparent dissatisfaction with the company's plans to merge one of its business units with Mylan. A worse-than-anticipated financial outlook weighed on shares of chemical manufacturer DuPont de Nemours (-35%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 22, 2019, Pat Waddell retired and is no longer a portfolio manager with Geode Capital Management.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.1
JPMorgan Chase & Co.	2.9
Johnson & Johnson	2.4
Procter & Gamble Co.	2.1
Intel Corp.	2.0
AT&T, Inc.	2.0
Bank of America Corp.	1.9
Exxon Mobil Corp.	1.9
Verizon Communications, Inc.	1.7
The Walt Disney Co.	1.7
21.7

Top Market Sectors as of January 31, 2020

% of fund's net assets
Financials	23.5
Health Care	13.0
Industrials	9.8
Consumer Staples	8.9
Communication Services	8.1
Energy	7.4
Utilities	7.2
Information Technology	6.4
Consumer Discretionary	5.8
Real Estate	5.3

Asset Allocation (% of fund's net assets)

As of January 31, 2020*
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 5.5%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	2,083,156	$78,368,329
CenturyLink, Inc.	310,337	4,239,203
GCI Liberty, Inc. (a)	27,927	2,043,698
Verizon Communications, Inc.	1,180,825	70,188,238
		154,839,468
Entertainment - 2.2%
Activision Blizzard, Inc.	204,417	11,954,306
Cinemark Holdings, Inc.	30,165	950,499
Electronic Arts, Inc. (a)	7,992	862,497
Lions Gate Entertainment Corp.:
Class A (a)(b)	13,869	137,719
Class B (a)	32,784	305,875
Take-Two Interactive Software, Inc. (a)	17,185	2,141,938
The Madison Square Garden Co. (a)	4,815	1,426,155
The Walt Disney Co.	498,175	68,902,584
Zynga, Inc. (a)	189,356	1,139,923
		87,821,496
Interactive Media & Services - 0.1%
IAC/InterActiveCorp (a)	8,855	2,156,989
TripAdvisor, Inc.	3,059	83,572
Zillow Group, Inc.:
Class A (a)	15,423	712,543
Class C (a)(b)	36,213	1,673,403
		4,626,507
Media - 1.8%
CBS Corp.:
Class A	1,162	44,133
Class B	68,908	2,351,830
Charter Communications, Inc. Class A (a)	18,037	9,333,426
Comcast Corp. Class A	681,171	29,419,775
Discovery Communications, Inc.:
Class A (a)(b)	43,640	1,276,906
Class C (non-vtg.) (a)	97,054	2,695,190
DISH Network Corp. Class A (a)	74,052	2,722,152
Fox Corp.:
Class A	90,443	3,353,626
Class B	41,837	1,519,938
Interpublic Group of Companies, Inc.	99,831	2,266,164
John Wiley & Sons, Inc. Class A	12,274	535,392
Liberty Broadband Corp.:
Class A (a)	6,972	917,445
Class C (a)	30,069	3,997,072
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	55,335	2,589,125
Liberty Media Class A (a)	7,874	350,787
Liberty SiriusXM Series A (a)	24,041	1,167,671
Liberty SiriusXM Series C (a)	43,978	2,155,802
News Corp.:
Class A	108,536	1,478,260
Class B	35,710	498,869
Nexstar Broadcasting Group, Inc. Class A	2,900	351,335
Omnicom Group, Inc.	28,791	2,168,250
Sinclair Broadcast Group, Inc. Class A	1,086	32,493
The New York Times Co. Class A	37,358	1,195,830
		72,421,471
Wireless Telecommunication Services - 0.1%
Sprint Corp. (a)	162,265	709,098
T-Mobile U.S., Inc. (a)	42,606	3,373,969
Telephone & Data Systems, Inc.	28,617	649,034
U.S. Cellular Corp. (a)	4,503	144,186
		4,876,287

TOTAL COMMUNICATION SERVICES		324,585,229

CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.3%
Aptiv PLC	68,439	5,802,943
BorgWarner, Inc.	58,861	2,018,344
Gentex Corp.	72,248	2,150,823
Lear Corp.	17,402	2,143,578
The Goodyear Tire & Rubber Co.	66,047	867,197
		12,982,885
Automobiles - 0.6%
Ford Motor Co.	1,115,284	9,836,805
General Motors Co.	353,967	11,818,958
Harley-Davidson, Inc. (b)	43,392	1,449,293
Thor Industries, Inc. (b)	15,172	1,221,649
		24,326,705
Distributors - 0.2%
Genuine Parts Co.	40,096	3,751,783
LKQ Corp. (a)	74,783	2,444,282
		6,196,065
Diversified Consumer Services - 0.2%
Frontdoor, Inc. (a)	24,000	1,021,920
Graham Holdings Co.	1,204	661,261
Grand Canyon Education, Inc. (a)	12,162	952,041
H&R Block, Inc.	48,170	1,117,544
Service Corp. International	32,211	1,544,517
ServiceMaster Global Holdings, Inc. (a)	32,783	1,181,827
		6,479,110
Hotels, Restaurants & Leisure - 1.8%
ARAMARK Holdings Corp.	69,499	3,067,686
Caesars Entertainment Corp. (a)	164,004	2,241,935
Carnival Corp.	113,543	4,942,527
Choice Hotels International, Inc.	5,424	543,485
Dunkin' Brands Group, Inc.	1,614	126,037
Extended Stay America, Inc. unit	51,256	662,228
Hilton Grand Vacations, Inc. (a)	20,881	666,313
Hyatt Hotels Corp. Class A	10,217	863,745
International Game Technology PLC (b)	28,648	386,462
Las Vegas Sands Corp.	50,621	3,306,058
McDonald's Corp.	180,417	38,603,825
MGM Mirage, Inc.	130,241	4,045,285
Norwegian Cruise Line Holdings Ltd. (a)	47,993	2,584,423
Royal Caribbean Cruises Ltd.	48,908	5,726,149
Six Flags Entertainment Corp.	20,419	778,576
Vail Resorts, Inc.	1,232	288,916
Wyndham Destinations, Inc.	25,507	1,237,855
Wyndham Hotels & Resorts, Inc.	18,654	1,066,449
Wynn Resorts Ltd.	4,749	599,134
Yum China Holdings, Inc.	19,749	850,589
Yum! Brands, Inc.	9,514	1,006,296
		73,593,973
Household Durables - 0.7%
D.R. Horton, Inc.	95,729	5,667,157
Garmin Ltd.	41,336	4,007,525
Leggett & Platt, Inc.	37,387	1,779,247
Lennar Corp.:
Class A	45,943	3,048,777
Class B	2,622	137,681
Mohawk Industries, Inc. (a)	16,804	2,212,751
Newell Brands, Inc.	108,060	2,110,412
PulteGroup, Inc.	71,911	3,210,826
Toll Brothers, Inc.	36,597	1,623,443
Whirlpool Corp.	17,620	2,575,515
		26,373,334
Internet & Direct Marketing Retail - 0.0%
Expedia, Inc.	5,113	554,505
Liberty Interactive Corp. QVC Group Series A (a)	109,667	935,460
		1,489,965
Leisure Products - 0.0%
Brunswick Corp.	22,939	1,441,716
Mattel, Inc. (a)(b)	31,092	454,876
Polaris, Inc.	1,771	162,649
		2,059,241
Multiline Retail - 0.5%
Dollar General Corp.	4,455	683,442
Dollar Tree, Inc. (a)	30,709	2,673,833
Kohl's Corp.	45,275	1,935,506
Macy's, Inc.	87,700	1,398,815
Target Corp.	134,622	14,908,040
		21,599,636
Specialty Retail - 1.3%
Advance Auto Parts, Inc.	14,386	1,895,356
AutoNation, Inc. (a)	15,247	647,083
Best Buy Co., Inc.	51,046	4,323,086
CarMax, Inc. (a)	24,660	2,393,006
Dick's Sporting Goods, Inc. (b)	17,993	795,830
Foot Locker, Inc.	30,498	1,158,009
Gap, Inc.	62,098	1,081,126
L Brands, Inc.	55,014	1,274,124
Penske Automotive Group, Inc.	9,548	448,470
The Home Depot, Inc.	135,225	30,844,823
Tiffany & Co., Inc.	34,416	4,612,432
Urban Outfitters, Inc. (a)	19,911	509,722
Williams-Sonoma, Inc.	18,111	1,269,219
		51,252,286
Textiles, Apparel & Luxury Goods - 0.2%
Capri Holdings Ltd. (a)	23,575	706,307
Carter's, Inc.	6,789	720,109
Columbia Sportswear Co.	2,967	278,661
Hanesbrands, Inc.	23,210	319,370
PVH Corp.	20,847	1,817,233
Ralph Lauren Corp.	13,997	1,588,660
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	23,725	887,078
Tapestry, Inc.	78,912	2,033,562
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	17,138	345,845
Class C (non-vtg.) (a)	19,833	356,201
		9,053,026

TOTAL CONSUMER DISCRETIONARY		235,406,226

CONSUMER STAPLES - 8.9%
Beverages - 1.0%
Brown-Forman Corp.:
Class A	1,014	65,170
Class B (non-vtg.)	3,298	223,077
Constellation Brands, Inc. Class A (sub. vtg.)	45,199	8,510,972
Keurig Dr. Pepper, Inc.	58,309	1,663,556
Molson Coors Beverage Co. Class B	49,428	2,747,208
PepsiCo, Inc.	63,921	9,078,060
The Coca-Cola Co.	347,800	20,311,520
		42,599,563
Food & Staples Retailing - 1.7%
Casey's General Stores, Inc.	7,768	1,249,560
Grocery Outlet Holding Corp. (b)	7,745	253,571
Kroger Co.	226,525	6,084,462
Sprouts Farmers Market LLC (a)	17,868	279,277
U.S. Foods Holding Corp. (a)	62,201	2,498,614
Walgreens Boots Alliance, Inc.	214,967	10,931,072
Walmart, Inc.	400,620	45,866,984
		67,163,540
Food Products - 2.0%
Archer Daniels Midland Co.	158,839	7,109,634
Beyond Meat, Inc. (b)	13,458	1,486,032
Bunge Ltd.	39,285	2,059,713
Campbell Soup Co.	20,470	990,543
Conagra Brands, Inc.	137,475	4,525,677
Flowers Foods, Inc.	55,039	1,184,990
General Mills, Inc.	170,926	8,925,756
Hormel Foods Corp. (b)	79,207	3,743,323
Ingredion, Inc.	18,924	1,665,312
Kellogg Co.	43,156	2,943,671
Lamb Weston Holdings, Inc.	30,806	2,812,896
McCormick & Co., Inc. (non-vtg.)	12,354	2,018,273
Mondelez International, Inc.	405,562	23,271,148
Pilgrim's Pride Corp. (a)	9,874	257,218
Post Holdings, Inc. (a)	10,082	1,054,275
Seaboard Corp.	76	293,026
The Hain Celestial Group, Inc. (a)	24,079	582,953
The Hershey Co.	5,166	801,608
The J.M. Smucker Co.	31,339	3,247,034
The Kraft Heinz Co.	178,067	5,199,556
TreeHouse Foods, Inc. (a)	12,975	578,685
Tyson Foods, Inc. Class A	82,017	6,777,065
		81,528,388
Household Products - 2.9%
Clorox Co.	6,678	1,050,516
Colgate-Palmolive Co.	239,904	17,700,117
Energizer Holdings, Inc. (b)	17,773	822,179
Kimberly-Clark Corp.	97,387	13,949,714
Procter & Gamble Co.	664,404	82,798,026
Spectrum Brands Holdings, Inc.	11,759	722,120
		117,042,672
Personal Products - 0.1%
Coty, Inc. Class A	81,679	838,027
Herbalife Nutrition Ltd. (a)	23,807	924,902
Nu Skin Enterprises, Inc. Class A	15,404	502,016
		2,264,945
Tobacco - 1.2%
Altria Group, Inc.	273,337	12,991,708
Philip Morris International, Inc.	443,464	36,674,473
		49,666,181

TOTAL CONSUMER STAPLES		360,265,289

ENERGY - 7.4%
Energy Equipment & Services - 0.7%
Apergy Corp. (a)	21,768	562,920
Baker Hughes, A GE Co. Class A	185,505	4,018,038
Halliburton Co.	248,243	5,414,180
Helmerich & Payne, Inc.	30,406	1,232,963
National Oilwell Varco, Inc.	109,991	2,266,915
Patterson-UTI Energy, Inc.	55,255	438,725
Schlumberger Ltd.	395,123	13,240,572
Transocean Ltd. (United States) (a)(b)	163,344	744,849
		27,919,162
Oil, Gas & Consumable Fuels - 6.7%
Antero Midstream GP LP (b)	73,229	369,074
Antero Resources Corp. (a)(b)	78,182	144,637
Apache Corp.	106,713	2,928,205
Cabot Oil & Gas Corp.	42,117	593,429
Centennial Resource Development, Inc. Class A (a)	54,126	176,451
Cheniere Energy, Inc. (a)	27,964	1,656,587
Chesapeake Energy Corp. (a)(b)	379,325	194,139
Chevron Corp.	543,987	58,282,767
Cimarex Energy Co.	28,242	1,239,541
Concho Resources, Inc.	56,701	4,296,802
ConocoPhillips Co.	313,382	18,624,292
Continental Resources, Inc.	24,545	668,115
Devon Energy Corp.	108,856	2,364,352
Diamondback Energy, Inc.	36,184	2,692,090
EOG Resources, Inc.	165,547	12,070,032
EQT Corp.	72,109	436,259
Equitrans Midstream Corp. (b)	51,439	497,415
Exxon Mobil Corp.	1,207,938	75,037,109
Hess Corp.	76,595	4,332,979
HollyFrontier Corp.	42,646	1,915,658
Kinder Morgan, Inc.	556,455	11,613,216
Kosmos Energy Ltd.	101,460	518,461
Marathon Oil Corp.	227,744	2,589,449
Marathon Petroleum Corp.	183,536	10,002,712
Murphy Oil Corp.	42,076	881,913
Noble Energy, Inc.	135,292	2,674,723
Occidental Petroleum Corp.	255,419	10,145,243
ONEOK, Inc.	79,808	5,975,225
Parsley Energy, Inc. Class A	35,444	589,788
PBF Energy, Inc. Class A	33,766	921,812
Phillips 66 Co.	127,956	11,691,340
Pioneer Natural Resources Co.	26,988	3,643,380
Range Resources Corp. (b)	59,116	177,348
Targa Resources Corp.	65,027	2,373,486
The Williams Companies, Inc.	346,061	7,160,002
Valero Energy Corp.	116,930	9,858,368
WPX Energy, Inc. (a)	118,501	1,416,087
		270,752,486

TOTAL ENERGY		298,671,648

FINANCIALS - 23.5%
Banks - 10.6%
Associated Banc-Corp.	44,305	882,999
Bank of America Corp.	2,322,087	76,234,116
Bank of Hawaii Corp.	11,186	1,002,266
Bank OZK	34,256	931,078
BankUnited, Inc.	26,403	871,299
BB&T Corp.	381,776	19,688,188
BOK Financial Corp.	9,107	718,542
CIT Group, Inc.	24,521	1,120,855
Citigroup, Inc.	622,708	46,335,702
Citizens Financial Group, Inc.	123,974	4,621,751
Comerica, Inc.	38,465	2,352,519
Commerce Bancshares, Inc.	28,990	1,961,463
Cullen/Frost Bankers, Inc.	16,189	1,443,411
East West Bancorp, Inc.	41,082	1,883,199
Fifth Third Bancorp	202,149	5,751,139
First Citizens Bancshares, Inc.	1,975	1,040,470
First Hawaiian, Inc.	37,574	1,091,900
First Horizon National Corp.	87,139	1,394,224
First Republic Bank	38,831	4,305,581
FNB Corp., Pennsylvania	92,059	1,074,329
Huntington Bancshares, Inc.	293,300	3,980,081
JPMorgan Chase & Co.	889,814	117,775,781
KeyCorp	279,584	5,231,017
M&T Bank Corp.	37,517	6,322,365
PacWest Bancorp	33,860	1,186,793
Peoples United Financial, Inc.	124,986	1,927,284
Pinnacle Financial Partners, Inc.	21,274	1,256,442
PNC Financial Services Group, Inc.	124,826	18,542,902
Popular, Inc.	26,932	1,507,115
Prosperity Bancshares, Inc.	23,053	1,618,321
Regions Financial Corp.	275,397	4,287,931
Signature Bank	7,699	1,092,411
Sterling Bancorp	57,288	1,145,760
SVB Financial Group (a)	13,727	3,299,010
Synovus Financial Corp.	36,742	1,286,705
TCF Financial Corp.	43,265	1,829,244
Texas Capital Bancshares, Inc. (a)	14,208	780,872
U.S. Bancorp	408,158	21,722,169
Umpqua Holdings Corp.	63,146	1,067,167
Webster Financial Corp.	26,053	1,168,738
Wells Fargo & Co.	1,087,409	51,042,978
Western Alliance Bancorp.	24,333	1,343,912
Wintrust Financial Corp.	16,129	1,020,643
Zions Bancorp NA	47,853	2,176,833
		427,317,505
Capital Markets - 3.8%
Affiliated Managers Group, Inc.	13,806	1,102,409
Ameriprise Financial, Inc.	31,087	5,142,101
Bank of New York Mellon Corp.	233,974	10,477,356
BGC Partners, Inc. Class A	84,802	489,308
BlackRock, Inc. Class A	33,777	17,812,301
Cboe Global Markets, Inc.	23,660	2,915,385
Charles Schwab Corp.	131,435	5,986,864
CME Group, Inc.	100,983	21,924,419
E*TRADE Financial Corp.	52,667	2,244,668
Eaton Vance Corp. (non-vtg.)	31,465	1,439,524
Evercore, Inc. Class A	7,133	546,530
Franklin Resources, Inc.	78,814	1,993,994
Goldman Sachs Group, Inc.	90,892	21,609,573
Interactive Brokers Group, Inc.	15,376	722,672
Intercontinental Exchange, Inc.	94,276	9,403,088
Invesco Ltd.	108,836	1,882,863
Janus Henderson Group PLC	44,496	1,124,414
Lazard Ltd. Class A	18,090	759,056
Legg Mason, Inc.	24,589	962,659
Morgan Stanley	332,008	17,350,738
Northern Trust Corp.	55,507	5,429,140
Raymond James Financial, Inc.	27,198	2,486,713
SEI Investments Co.	18,837	1,229,303
State Street Corp.	103,471	7,825,512
T. Rowe Price Group, Inc.	46,213	6,170,822
TD Ameritrade Holding Corp.	10,055	477,411
The NASDAQ OMX Group, Inc.	32,630	3,800,090
Virtu Financial, Inc. Class A	8,068	134,655
		153,443,568
Consumer Finance - 1.0%
Ally Financial, Inc.	108,518	3,475,832
American Express Co.	84,483	10,971,807
Capital One Financial Corp.	133,276	13,300,945
Credit Acceptance Corp. (a)	359	154,004
Discover Financial Services	57,878	4,348,374
Navient Corp.	54,798	787,995
OneMain Holdings, Inc.	18,687	791,768
Santander Consumer U.S.A. Holdings, Inc.	29,439	783,666
SLM Corp.	119,125	1,300,845
Synchrony Financial	134,165	4,348,288
		40,263,524
Diversified Financial Services - 3.3%
AXA Equitable Holdings, Inc.	118,293	2,841,398
Berkshire Hathaway, Inc. Class B (a)	558,136	125,262,451
Jefferies Financial Group, Inc.	75,678	1,637,672
Voya Financial, Inc.	35,693	2,131,943
		131,873,464
Insurance - 4.4%
AFLAC, Inc.	206,992	10,674,577
Alleghany Corp. (a)	3,578	2,854,027
Allstate Corp.	92,141	10,922,394
American Financial Group, Inc.	20,965	2,280,782
American International Group, Inc.	248,217	12,475,386
American National Insurance Co.	2,190	241,250
Arch Capital Group Ltd. (a)	94,433	4,170,161
Arthur J. Gallagher & Co.	41,340	4,240,244
Assurant, Inc.	17,194	2,244,849
Assured Guaranty Ltd.	26,319	1,206,463
Athene Holding Ltd. (a)	24,316	1,059,205
Axis Capital Holdings Ltd.	21,134	1,357,860
Brighthouse Financial, Inc. (a)	30,513	1,186,956
Brown & Brown, Inc.	63,236	2,839,296
Chubb Ltd.	128,510	19,532,235
Cincinnati Financial Corp.	43,362	4,550,842
CNA Financial Corp.	8,148	363,645
Erie Indemnity Co. Class A	2,429	404,429
Everest Re Group Ltd.	7,978	2,206,475
First American Financial Corp.	31,106	1,927,950
FNF Group	75,305	3,671,119
Globe Life, Inc.	30,453	3,175,030
Hanover Insurance Group, Inc.	11,290	1,564,568
Hartford Financial Services Group, Inc.	102,541	6,078,630
Kemper Corp.	14,460	1,076,113
Lincoln National Corp.	56,960	3,103,181
Loews Corp.	72,963	3,753,946
Markel Corp. (a)	3,545	4,158,179
Marsh & McLennan Companies, Inc.	17,681	1,977,797
Mercury General Corp.	7,814	383,589
MetLife, Inc.	221,839	11,027,617
Old Republic International Corp.	80,422	1,813,516
Primerica, Inc.	3,354	397,650
Principal Financial Group, Inc.	78,718	4,168,118
Progressive Corp.	111,860	9,025,983
Prudential Financial, Inc.	115,728	10,538,192
Reinsurance Group of America, Inc.	17,729	2,553,862
RenaissanceRe Holdings Ltd.	7,701	1,458,877
The Travelers Companies, Inc.	61,599	8,107,660
Unum Group	58,951	1,573,402
W.R. Berkley Corp.	40,906	3,007,818
White Mountains Insurance Group Ltd.	870	971,981
Willis Group Holdings PLC	36,744	7,763,640
		178,089,494
Mortgage Real Estate Investment Trusts - 0.3%
AGNC Investment Corp.	154,411	2,870,500
Annaly Capital Management, Inc.	407,421	3,976,429
Chimera Investment Corp.	52,645	1,116,074
MFA Financial, Inc.	126,643	987,815
New Residential Investment Corp.	118,462	1,983,054
Starwood Property Trust, Inc.	77,904	1,999,017
Two Harbors Investment Corp.	77,669	1,185,229
		14,118,118
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	98,030	1,351,834
New York Community Bancorp, Inc.	128,164	1,417,494
TFS Financial Corp.	14,111	288,288
		3,057,616

TOTAL FINANCIALS		948,163,289

HEALTH CARE - 13.0%
Biotechnology - 1.1%
Agios Pharmaceuticals, Inc. (a)(b)	15,101	735,872
Alexion Pharmaceuticals, Inc. (a)	14,823	1,473,258
Alkermes PLC (a)	44,009	766,197
Alnylam Pharmaceuticals, Inc. (a)	4,978	571,425
Amgen, Inc.	13,702	2,960,317
Biogen, Inc. (a)	33,735	9,069,655
bluebird bio, Inc. (a)	15,627	1,245,316
Exelixis, Inc. (a)	50,575	869,890
Gilead Sciences, Inc.	311,497	19,686,610
Moderna, Inc. (a)(b)	5,699	116,886
Regeneron Pharmaceuticals, Inc. (a)	18,510	6,255,269
United Therapeutics Corp. (a)	12,367	1,207,885
		44,958,580
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	278,598	24,277,030
Baxter International, Inc.	72,916	6,505,566
Becton, Dickinson & Co.	69,894	19,233,431
Cantel Medical Corp. (b)	4,597	299,081
Danaher Corp.	166,486	26,782,603
Dentsply Sirona, Inc.	63,369	3,548,664
Envista Holdings Corp. (a)	14,751	436,482
Hill-Rom Holdings, Inc.	9,107	969,804
Hologic, Inc. (a)	14,980	801,730
ICU Medical, Inc. (a)	3,761	686,270
Integra LifeSciences Holdings Corp. (a)	19,971	1,099,204
Medtronic PLC	382,906	44,202,669
STERIS PLC	22,508	3,391,731
The Cooper Companies, Inc.	11,992	4,159,905
West Pharmaceutical Services, Inc.	5,027	783,961
Zimmer Biomet Holdings, Inc.	58,467	8,647,269
		145,825,400
Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc. (a)	24,635	791,523
Anthem, Inc.	51,230	13,590,294
Cardinal Health, Inc.	83,346	4,268,149
Centene Corp. (a)	23,859	1,498,584
Cigna Corp.	72,540	13,955,245
Covetrus, Inc. (a)(b)	28,155	346,307
CVS Health Corp.	370,322	25,115,238
DaVita HealthCare Partners, Inc. (a)	28,226	2,254,411
Encompass Health Corp.	13,709	1,056,004
HCA Holdings, Inc.	30,871	4,284,895
Henry Schein, Inc. (a)	36,388	2,508,589
Humana, Inc.	21,539	7,242,273
Laboratory Corp. of America Holdings (a)	25,900	4,542,860
McKesson Corp.	45,695	6,516,564
MEDNAX, Inc. (a)	23,560	543,529
Molina Healthcare, Inc. (a)	4,003	492,249
Premier, Inc. (a)(b)	17,282	600,895
Quest Diagnostics, Inc.	38,279	4,236,337
Universal Health Services, Inc. Class B	22,314	3,059,473
		96,903,419
Health Care Technology - 0.0%
Change Healthcare, Inc. (b)	6,733	104,496
Life Sciences Tools & Services - 0.8%
Adaptive Biotechnologies Corp.	1,346	40,252
Agilent Technologies, Inc.	79,895	6,596,131
Avantor, Inc.	26,433	488,218
Bio-Rad Laboratories, Inc. Class A (a)	6,049	2,183,205
IQVIA Holdings, Inc. (a)	28,858	4,480,205
PerkinElmer, Inc.	24,539	2,269,367
QIAGEN NV (a)	63,060	2,130,167
Thermo Fisher Scientific, Inc.	36,281	11,362,846
		29,550,391
Pharmaceuticals - 5.1%
Allergan PLC	93,554	17,460,919
Bristol-Myers Squibb Co.	275,533	17,344,802
Catalent, Inc. (a)	41,189	2,516,648
Elanco Animal Health, Inc. (a)	112,999	3,491,669
Horizon Pharma PLC (a)	47,004	1,621,168
Jazz Pharmaceuticals PLC (a)	1,838	263,477
Johnson & Johnson	643,523	95,801,269
Merck & Co., Inc.	37,745	3,224,933
Mylan NV (a)	146,748	3,143,342
Nektar Therapeutics (a)(b)	40,216	799,896
Perrigo Co. PLC	35,954	2,050,816
Pfizer, Inc.	1,587,460	59,117,010
		206,835,949

TOTAL HEALTH CARE		524,178,235

INDUSTRIALS - 9.8%
Aerospace & Defense - 1.9%
Arconic, Inc.	109,266	3,272,517
BWX Technologies, Inc.	7,104	451,743
Curtiss-Wright Corp.	12,134	1,764,648
General Dynamics Corp.	67,837	11,901,323
Harris Corp.	31,287	6,924,752
Hexcel Corp.	1,682	124,838
Huntington Ingalls Industries, Inc.	2,356	614,916
Raytheon Co.	30,314	6,697,575
Spirit AeroSystems Holdings, Inc. Class A	2,877	187,926
Teledyne Technologies, Inc. (a)	10,194	3,721,422
Textron, Inc.	65,368	3,002,352
TransDigm Group, Inc.	2,638	1,696,973
United Technologies Corp.	231,395	34,755,529
		75,116,514
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	9,059	654,241
Expeditors International of Washington, Inc.	13,962	1,019,784
FedEx Corp.	68,804	9,951,811
XPO Logistics, Inc. (a)	10,887	968,072
		12,593,908
Airlines - 0.5%
Alaska Air Group, Inc.	18,700	1,207,833
American Airlines Group, Inc.	100,835	2,706,411
Copa Holdings SA Class A	8,886	870,473
Delta Air Lines, Inc.	131,237	7,315,150
JetBlue Airways Corp. (a)	74,319	1,473,746
Southwest Airlines Co.	54,475	2,995,036
United Continental Holdings, Inc. (a)	51,552	3,856,090
		20,424,739
Building Products - 0.5%
A.O. Smith Corp.	32,061	1,368,684
Allegion PLC	6,457	835,019
Fortune Brands Home & Security, Inc.	27,085	1,861,010
Johnson Controls International PLC	221,789	8,749,576
Lennox International, Inc.	875	203,858
Masco Corp.	81,347	3,865,609
Owens Corning	30,636	1,853,172
Resideo Technologies, Inc. (a)	35,787	364,312
		19,101,240
Commercial Services & Supplies - 0.3%
ADT, Inc. (b)	32,254	199,975
Clean Harbors, Inc. (a)	14,674	1,206,496
IAA Spinco, Inc. (a)	3,459	163,472
KAR Auction Services, Inc.	3,459	72,708
Republic Services, Inc.	56,711	5,390,381
Stericycle, Inc. (a)(b)	25,508	1,598,841
Waste Management, Inc.	26,412	3,214,340
		11,846,213
Construction & Engineering - 0.2%
AECOM (a)	44,429	2,142,811
Fluor Corp.	39,489	706,458
Jacobs Engineering Group, Inc.	37,587	3,477,925
Quanta Services, Inc.	31,004	1,213,807
Valmont Industries, Inc.	6,003	852,786
		8,393,787
Electrical Equipment - 0.7%
Acuity Brands, Inc.	8,342	983,272
AMETEK, Inc.	13,185	1,280,923
Eaton Corp. PLC	117,748	11,123,654
Emerson Electric Co.	159,536	11,427,564
GrafTech International Ltd. (b)	17,416	186,874
Hubbell, Inc. Class B	6,925	991,868
nVent Electric PLC	42,836	1,066,616
Regal Beloit Corp.	11,504	902,604
Sensata Technologies, Inc. PLC (a)	25,574	1,208,883
		29,172,258
Industrial Conglomerates - 1.6%
3M Co.	37,521	5,953,082
Carlisle Companies, Inc.	2,167	338,550
General Electric Co.	2,468,847	30,737,145
Honeywell International, Inc.	105,008	18,189,486
Roper Technologies, Inc.	24,666	9,414,026
		64,632,289
Machinery - 2.2%
AGCO Corp.	17,668	1,239,234
Caterpillar, Inc.	140,991	18,519,168
Colfax Corp. (a)	26,263	923,407
Crane Co.	14,214	1,214,728
Cummins, Inc.	42,633	6,820,001
Deere & Co.	79,856	12,663,564
Dover Corp.	23,256	2,647,696
Flowserve Corp.	29,115	1,359,088
Fortive Corp.	65,317	4,894,203
Gardner Denver Holdings, Inc. (a)	37,197	1,313,426
Gates Industrial Corp. PLC (a)(b)	13,578	169,318
IDEX Corp.	10,799	1,769,416
Ingersoll-Rand PLC	4,135	550,906
ITT, Inc.	25,006	1,677,402
Lincoln Electric Holdings, Inc.	1,017	90,696
Nordson Corp.	1,527	257,849
Oshkosh Corp.	19,383	1,667,713
PACCAR, Inc.	96,630	7,170,912
Parker Hannifin Corp.	36,480	7,138,771
Pentair PLC	47,707	2,048,062
Snap-On, Inc.	15,447	2,465,805
Stanley Black & Decker, Inc.	43,176	6,879,232
Timken Co.	18,688	981,681
Trinity Industries, Inc. (b)	29,079	591,176
WABCO Holdings, Inc. (a)	2,396	325,017
Westinghouse Air Brake Co.	36,762	2,715,241
Woodward, Inc.	2,861	332,763
		88,426,475
Marine - 0.0%
Kirby Corp. (a)(b)	17,021	1,247,469
Professional Services - 0.2%
Equifax, Inc.	5,207	780,529
IHS Markit Ltd.	41,840	3,299,502
Manpower, Inc.	16,808	1,537,764
Nielsen Holdings PLC	88,186	1,798,994
		7,416,789
Road & Rail - 1.2%
AMERCO	2,534	940,798
CSX Corp.	136,100	10,389,874
J.B. Hunt Transport Services, Inc.	16,874	1,821,211
Kansas City Southern	28,157	4,749,804
Knight-Swift Transportation Holdings, Inc. Class A (b)	34,800	1,290,384
Landstar System, Inc.	1,110	122,933
Lyft, Inc.	48,364	2,296,323
Norfolk Southern Corp.	64,394	13,407,475
Old Dominion Freight Lines, Inc.	10,664	2,092,597
Ryder System, Inc.	14,898	710,933
Schneider National, Inc. Class B	15,980	355,875
Uber Technologies, Inc.	241,102	8,749,592
		46,927,799
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	27,754	1,191,757
Fastenal Co.	15,639	545,488
HD Supply Holdings, Inc. (a)	47,320	1,927,817
MSC Industrial Direct Co., Inc. Class A	12,530	852,917
United Rentals, Inc. (a)	6,195	840,600
Univar, Inc. (a)	47,786	1,029,788
Watsco, Inc.	9,265	1,611,369
WESCO International, Inc. (a)	11,938	577,919
		8,577,655
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	20,773	916,297

TOTAL INDUSTRIALS		394,793,432

INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 0.2%
Ciena Corp. (a)	44,167	1,796,272
CommScope Holding Co., Inc. (a)	53,866	656,357
EchoStar Holding Corp. Class A (a)	14,259	569,005
F5 Networks, Inc. (a)	1,310	159,977
Juniper Networks, Inc.	94,748	2,173,519
Motorola Solutions, Inc.	12,734	2,253,918
ViaSat, Inc. (a)	16,016	1,019,418
		8,628,466
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	23,163	1,758,998
Avnet, Inc.	28,239	1,030,441
Coherent, Inc. (a)	6,783	959,320
Corning, Inc.	147,806	3,944,942
Dolby Laboratories, Inc. Class A	15,504	1,075,047
FLIR Systems, Inc.	34,978	1,802,766
IPG Photonics Corp. (a)	9,307	1,188,225
Jabil, Inc.	33,030	1,284,537
Littelfuse, Inc.	6,696	1,184,589
National Instruments Corp.	34,742	1,550,535
SYNNEX Corp.	11,790	1,624,190
Trimble, Inc. (a)	59,317	2,522,159
		19,925,749
IT Services - 1.3%
Akamai Technologies, Inc. (a)	3,978	371,346
Alliance Data Systems Corp.	10,173	1,045,683
Amdocs Ltd.	38,702	2,784,609
CACI International, Inc. Class A (a)	7,003	1,872,882
Cognizant Technology Solutions Corp. Class A	144,708	8,882,177
CoreLogic, Inc.	21,106	981,429
DXC Technology Co.	72,715	2,318,154
Fidelity National Information Services, Inc.	67,502	9,697,337
IBM Corp.	99,970	14,368,688
Jack Henry & Associates, Inc.	2,624	392,393
Leidos Holdings, Inc.	38,062	3,824,089
Sabre Corp.	64,112	1,380,972
The Western Union Co.	93,127	2,505,116
VeriSign, Inc. (a)	9,220	1,919,051
		52,343,926
Semiconductors & Semiconductor Equipment - 3.6%
Analog Devices, Inc.	90,755	9,960,361
Applied Materials, Inc.	122,071	7,078,897
Cree, Inc. (a)	28,112	1,306,927
Cypress Semiconductor Corp.	105,155	2,453,266
First Solar, Inc. (a)	23,297	1,155,065
Intel Corp.	1,242,242	79,416,531
Lam Research Corp.	5,042	1,503,575
Marvell Technology Group Ltd.	189,120	4,546,445
Maxim Integrated Products, Inc.	48,135	2,893,876
Microchip Technology, Inc. (b)	47,686	4,648,431
Micron Technology, Inc. (a)	315,528	16,751,382
MKS Instruments, Inc.	15,425	1,616,849
ON Semiconductor Corp. (a)	115,859	2,682,136
Qorvo, Inc. (a)	33,066	3,500,367
Skyworks Solutions, Inc.	46,066	5,212,368
		144,726,476
Software - 0.3%
2U, Inc. (a)(b)	9,976	197,625
Autodesk, Inc. (a)	14,278	2,810,624
Cerence, Inc. (a)	10,241	218,645
Ceridian HCM Holding, Inc. (a)	5,041	369,455
Citrix Systems, Inc.	3,986	483,183
Dynatrace, Inc.	3,391	106,172
LogMeIn, Inc.	13,570	1,166,613
Medallia, Inc. (b)	960	27,091
Nortonlifelock, Inc.	165,014	4,689,698
Nuance Communications, Inc. (a)	81,671	1,545,215
SolarWinds, Inc. (a)(b)	9,479	179,343
SS&C Technologies Holdings, Inc.	6,123	385,810
		12,179,474
Technology Hardware, Storage & Peripherals - 0.5%
Dell Technologies, Inc. (a)	12,108	590,507
Hewlett Packard Enterprise Co.	372,625	5,190,666
HP, Inc.	401,088	8,551,196
Western Digital Corp.	84,795	5,554,073
Xerox Holdings Corp.	51,205	1,821,362
		21,707,804

TOTAL INFORMATION TECHNOLOGY		259,511,895

MATERIALS - 4.0%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	53,843	12,852,863
Albemarle Corp. U.S. (b)	29,912	2,401,335
Ashland Global Holdings, Inc. (b)	17,101	1,265,132
Axalta Coating Systems Ltd. (a)	40,318	1,161,562
Cabot Corp.	16,112	642,063
Celanese Corp. Class A	34,395	3,559,883
CF Industries Holdings, Inc.	56,006	2,255,922
Corteva, Inc.	213,897	6,185,901
Dow, Inc.	213,633	9,842,072
DuPont de Nemours, Inc.	211,606	10,829,995
Eastman Chemical Co.	38,856	2,769,267
Element Solutions, Inc. (a)	38,664	452,369
FMC Corp.	36,869	3,524,308
Huntsman Corp.	61,219	1,258,663
International Flavors & Fragrances, Inc. (b)	30,467	3,994,528
Linde PLC	153,234	31,126,422
LyondellBasell Industries NV Class A	75,836	5,904,591
NewMarket Corp.	164	72,098
Olin Corp.	44,739	665,269
PPG Industries, Inc.	45,408	5,441,695
RPM International, Inc.	30,345	2,165,723
The Chemours Co. LLC	46,279	641,890
The Mosaic Co.	98,583	1,955,887
Valvoline, Inc.	53,524	1,128,286
Westlake Chemical Corp.	9,952	609,062
		112,706,786
Construction Materials - 0.1%
Eagle Materials, Inc.	2,095	191,001
Martin Marietta Materials, Inc.	12,326	3,251,599
Vulcan Materials Co.	3,090	437,637
		3,880,237
Containers & Packaging - 0.5%
Aptargroup, Inc.	10,836	1,251,666
Ardagh Group SA	5,470	104,368
Avery Dennison Corp.	1,622	212,871
Berry Global Group, Inc. (a)	22,920	974,558
Crown Holdings, Inc. (a)	15,571	1,152,721
Graphic Packaging Holding Co.	81,701	1,276,987
International Paper Co.	112,025	4,561,658
O-I Glass, Inc.	44,249	558,422
Packaging Corp. of America	26,613	2,548,195
Sealed Air Corp.	41,216	1,463,168
Silgan Holdings, Inc.	21,880	675,217
Sonoco Products Co.	28,339	1,619,290
WestRock Co.	72,638	2,832,882
		19,232,003
Metals & Mining - 0.6%
Alcoa Corp. (a)	52,146	727,437
Freeport-McMoRan, Inc.	412,967	4,583,934
Newmont Corp.	233,016	10,499,701
Nucor Corp.	86,877	4,125,789
Reliance Steel & Aluminum Co.	18,546	2,129,081
Royal Gold, Inc.	12,765	1,472,060
Southern Copper Corp.	6,499	244,882
Steel Dynamics, Inc.	58,626	1,751,745
United States Steel Corp. (b)	48,647	441,228
		25,975,857
Paper & Forest Products - 0.0%
Domtar Corp.	16,458	573,068

TOTAL MATERIALS		162,367,951

REAL ESTATE - 5.3%
Equity Real Estate Investment Trusts (REITs) - 5.1%
Alexandria Real Estate Equities, Inc.	32,423	5,291,434
American Campus Communities, Inc.	39,072	1,792,233
American Homes 4 Rent Class A	41,662	1,138,622
Apartment Investment & Management Co. Class A	42,223	2,225,574
Apple Hospitality (REIT), Inc.	59,508	893,810
AvalonBay Communities, Inc.	39,661	8,594,142
Boston Properties, Inc.	44,058	6,315,714
Brandywine Realty Trust (SBI)	49,349	770,831
Brixmor Property Group, Inc.	84,862	1,693,846
Camden Property Trust (SBI)	26,642	2,995,360
Colony Capital, Inc.	126,906	592,651
Columbia Property Trust, Inc.	32,803	692,143
CoreSite Realty Corp.	2,388	280,471
Corporate Office Properties Trust (SBI)	31,629	941,595
Cousins Properties, Inc.	41,602	1,702,770
CubeSmart	54,910	1,739,000
CyrusOne, Inc.	31,888	1,940,385
Digital Realty Trust, Inc.	59,212	7,282,484
Douglas Emmett, Inc.	47,320	1,963,780
Duke Realty Corp.	104,808	3,805,578
Empire State Realty Trust, Inc.	42,248	572,883
EPR Properties	22,102	1,577,420
Equity Commonwealth	33,972	1,113,942
Equity Residential (SBI)	104,182	8,655,441
Essex Property Trust, Inc.	18,646	5,775,785
Extra Space Storage, Inc.	6,833	756,276
Federal Realty Investment Trust (SBI)	21,294	2,662,176
Gaming & Leisure Properties	57,606	2,722,172
HCP, Inc. (b)	140,084	5,041,623
Healthcare Trust of America, Inc.	58,750	1,881,763
Highwoods Properties, Inc. (SBI)	28,984	1,452,388
Hospitality Properties Trust (SBI)	45,972	992,076
Host Hotels & Resorts, Inc.	202,837	3,314,357
Hudson Pacific Properties, Inc.	43,463	1,579,445
Invitation Homes, Inc.	152,288	4,792,503
Iron Mountain, Inc.	72,026	2,276,742
JBG SMITH Properties	34,944	1,416,979
Kilroy Realty Corp.	29,596	2,443,742
Kimco Realty Corp.	115,223	2,194,998
Liberty Property Trust (SBI)	44,290	2,774,769
Life Storage, Inc.	13,117	1,484,582
Medical Properties Trust, Inc.	146,350	3,241,653
Mid-America Apartment Communities, Inc.	32,312	4,433,530
National Retail Properties, Inc.	48,816	2,733,696
Omega Healthcare Investors, Inc.	61,930	2,597,964
Outfront Media, Inc.	34,192	1,016,870
Paramount Group, Inc.	54,897	771,852
Park Hotels & Resorts, Inc.	67,655	1,484,351
Prologis, Inc.	178,993	16,624,870
Public Storage	10,266	2,297,120
Rayonier, Inc.	36,980	1,123,452
Realty Income Corp.	92,887	7,283,270
Regency Centers Corp.	47,264	2,932,259
Retail Properties America, Inc.	60,335	733,070
Simon Property Group, Inc.	9,934	1,322,712
SITE Centers Corp.	43,306	550,419
SL Green Realty Corp.	22,778	2,096,487
Spirit Realty Capital, Inc.	28,050	1,480,479
Store Capital Corp.	61,096	2,398,018
Sun Communities, Inc.	19,618	3,181,451
Taubman Centers, Inc.	16,970	448,347
The Macerich Co. (b)	39,808	888,116
UDR, Inc.	78,271	3,749,964
Ventas, Inc.	106,112	6,139,640
VEREIT, Inc.	304,980	2,976,605
VICI Properties, Inc.	131,180	3,515,624
Vornado Realty Trust	49,317	3,243,579
Weingarten Realty Investors (SBI)	34,410	1,001,331
Welltower, Inc.	115,464	9,804,048
Weyerhaeuser Co.	212,241	6,144,377
WP Carey, Inc.	48,670	4,094,120
		208,443,759
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	60,230	3,677,042
Howard Hughes Corp. (a)	7,851	955,310
Jones Lang LaSalle, Inc.	12,971	2,202,735
		6,835,087

TOTAL REAL ESTATE		215,278,846

UTILITIES - 7.2%
Electric Utilities - 4.4%
Alliant Energy Corp.	68,598	4,071,977
American Electric Power Co., Inc.	140,898	14,684,390
Avangrid, Inc.	15,765	839,644
Duke Energy Corp.	207,827	20,290,150
Edison International	99,791	7,639,001
Entergy Corp.	56,642	7,449,556
Evergy, Inc.	64,921	4,684,699
Eversource Energy	92,325	8,534,523
Exelon Corp.	276,670	13,166,725
FirstEnergy Corp.	154,007	7,822,016
Hawaiian Electric Industries, Inc.	30,902	1,511,417
IDACORP, Inc.	14,369	1,612,058
NextEra Energy, Inc.	139,286	37,356,505
OGE Energy Corp.	56,705	2,599,924
PG&E Corp. (a)	151,040	2,297,318
Pinnacle West Capital Corp.	31,893	3,115,627
PPL Corp.	206,153	7,460,677
Southern Co.	296,728	20,889,651
Xcel Energy, Inc.	149,479	10,342,452
		176,368,310
Gas Utilities - 0.2%
Atmos Energy Corp.	33,337	3,901,429
National Fuel Gas Co.	23,028	994,579
UGI Corp.	59,215	2,462,752
		7,358,760
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	71,727	2,646,009
The AES Corp.	189,143	3,756,380
Vistra Energy Corp.	120,839	2,721,294
		9,123,683
Multi-Utilities - 2.1%
Ameren Corp.	69,823	5,728,977
CenterPoint Energy, Inc.	143,248	3,793,207
CMS Energy Corp.	80,621	5,523,345
Consolidated Edison, Inc.	94,851	8,915,994
Dominion Energy, Inc.	234,443	20,103,487
DTE Energy Co.	52,838	7,006,847
MDU Resources Group, Inc.	56,854	1,683,447
NiSource, Inc.	105,887	3,103,548
Public Service Enterprise Group, Inc.	143,897	8,518,702
Sempra Energy	80,406	12,916,420
WEC Energy Group, Inc.	89,828	8,972,919
		86,266,893
Water Utilities - 0.3%
American Water Works Co., Inc.	51,416	7,002,859
Aqua America, Inc.	61,506	3,194,622
		10,197,481

TOTAL UTILITIES		289,315,127

TOTAL COMMON STOCKS
(Cost $3,285,096,324)		4,012,537,167
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.82% 3/19/20 (c)
(Cost $399,057)	400,000	399,240
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 1.58% (d)	10,096,010	$10,098,029
Fidelity Securities Lending Cash Central Fund 1.59% (d)(e)	35,444,449	35,447,994
TOTAL MONEY MARKET FUNDS
(Cost $45,545,646)		45,546,023
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $3,331,041,027)		4,058,482,430
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(21,604,520)
NET ASSETS - 100%		$4,036,877,910

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	163	March 2020	$26,275,600	$(27,640)	$(27,640)

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $399,240.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$260,999
Fidelity Securities Lending Cash Central Fund	394,777
Total	$655,776

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$324,585,229	$324,585,229	$--	$--
Consumer Discretionary	235,406,226	235,406,226	--	--
Consumer Staples	360,265,289	360,265,289	--	--
Energy	298,671,648	298,671,648	--	--
Financials	948,163,289	948,163,289	--	--
Health Care	524,178,235	524,178,235	--	--
Industrials	394,793,432	394,793,432	--	--
Information Technology	259,511,895	259,511,895	--	--
Materials	162,367,951	162,367,951	--	--
Real Estate	215,278,846	215,278,846	--	--
Utilities	289,315,127	289,315,127	--	--
U.S. Government and Government Agency Obligations	399,240	--	399,240	--
Money Market Funds	45,546,023	45,546,023	--	--
Total Investments in Securities:	$4,058,482,430	$4,058,083,190	$399,240	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(27,640)	$(27,640)	$--	$--
Total Liabilities	$(27,640)	$(27,640)	$--	$--
Total Derivative Instruments:	$(27,640)	$(27,640)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(27,640)
Total Equity Risk	0	(27,640)
Total Value of Derivatives	$0	$(27,640)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value (including securities loaned of $33,522,034) — See accompanying schedule: Unaffiliated issuers (cost $3,285,495,381)	$4,012,936,407
Fidelity Central Funds (cost $45,545,646)	45,546,023
Total Investment in Securities (cost $3,331,041,027)		$4,058,482,430
Segregated cash with brokers for derivative instruments		282,616
Cash		1,968,900
Receivable for fund shares sold		27,883,530
Dividends receivable		5,762,144
Distributions receivable from Fidelity Central Funds		23,825
Total assets		4,094,403,445
Liabilities
Payable for investments purchased	$19,648,481
Payable for fund shares redeemed	122,213
Payable for daily variation margin on futures contracts	323,401
Deferred dividend income	1,968,900
Other payables and accrued expenses	26,958
Collateral on securities loaned	35,435,582
Total liabilities		57,525,535
Net Assets		$4,036,877,910
Net Assets consist of:
Paid in capital		$3,312,269,789
Total accumulated earnings (loss)		724,608,121
Net Assets		$4,036,877,910
Net Asset Value, offering price and redemption price per share ($4,036,877,910 ÷ 312,645,856 shares)		$12.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Dividends		$103,734,292
Interest		17,743
Income from Fidelity Central Funds (including $394,777 from security lending)		655,776
Total income		104,407,811
Expenses
Custodian fees and expenses	$66,228
Independent trustees' fees and expenses	15,570
Interest	26,575
Commitment fees	10,145
Total expenses		118,518
Net investment income (loss)		104,289,293
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	149,529,000
Fidelity Central Funds	932
Futures contracts	2,423,653
Total net realized gain (loss)		151,953,585
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	300,888,567
Fidelity Central Funds	1
Futures contracts	(921,339)
Total change in net unrealized appreciation (depreciation)		299,967,229
Net gain (loss)		451,920,814
Net increase (decrease) in net assets resulting from operations		$556,210,107

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	Year ended January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$104,289,293	$95,495,234
Net realized gain (loss)	151,953,585	76,656,238
Change in net unrealized appreciation (depreciation)	299,967,229	(358,430,637)
Net increase (decrease) in net assets resulting from operations	556,210,107	(186,279,165)
Distributions to shareholders	(269,740,584)	(163,907,299)
Share transactions
Proceeds from sales of shares	1,001,204,814	263,998,068
Reinvestment of distributions	269,740,584	163,907,299
Cost of shares redeemed	(1,218,955,432)	(403,572,747)
Net increase (decrease) in net assets resulting from share transactions	51,989,966	24,332,620
Total increase (decrease) in net assets	338,459,489	(325,853,844)
Net Assets
Beginning of period	3,698,418,421	4,024,272,265
End of period	$4,036,877,910	$3,698,418,421
Other Information
Shares
Sold	78,365,369	21,281,385
Issued in reinvestment of distributions	20,911,262	14,044,982
Redeemed	(94,239,603)	(32,054,982)
Net increase (decrease)	5,037,028	3,271,385

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Large Cap Value Index Fund

Years ended January 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.02	$13.22	$11.75	$9.68	$10.89
Income from Investment Operations
Net investment income (loss)A	.33	.32	.30	.26	.26
Net realized and unrealized gain (loss)	1.46	(.96)	1.69	2.10	(.78)
Total from investment operations	1.79	(.64)	1.99	2.36	(.52)
Distributions from net investment income	(.34)	(.33)	(.30)	(.19)	(.26)
Distributions from net realized gain	(.57)	(.22)	(.22)	(.10)	(.43)
Total distributions	(.90)B	(.56)C	(.52)	(.29)	(.69)
Net asset value, end of period	$12.91	$12.02	$13.22	$11.75	$9.68
Total ReturnD,E	14.94%	(4.73)%	17.16%	24.44%	(4.98)%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	- %H	.03%	.10%	.10%
Expenses net of fee waivers, if any	- %H	- %H	.03%	.10%	.10%
Expenses net of all reductions	- %H	- %H	.03%	.10%	.10%
Net investment income (loss)	2.58%	2.52%	2.39%	2.41%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$4,036,878	$3,698,418	$4,024,272	$1,529,003	$759,885
Portfolio turnover rateI	31%	19%	17%	16%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.90 per share is comprised of distributions from net investment income of $.335 and distributions from net realized gain of $.565 per share.

 C Total distributions of $.56 per share is comprised of distributions from net investment income of $.333 and distributions from net realized gain of $.223 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity Series Large Cap Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. A large, non-recurring dividend with a payable date of January 31, 2020 and an ex-date of February 3, 2020 is presented in the Statement of Assets and Liabilities as "Deferred dividend income". Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, certain deemed distributions, futures contracts, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$982,177,590
Gross unrealized depreciation	(279,695,047)
Net unrealized appreciation (depreciation)	$702,482,543
Tax Cost	$3,355,999,887

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,519,296
Undistributed long-term capital gain	$13,606,282
Net unrealized appreciation (depreciation) on securities and other investments	$702,482,543

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019
Ordinary Income	$123,474,248	$ 118,443,089
Long-term Capital Gains	146,266,336	45,464,210
Total	$269,740,584	$ 163,907,299

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,241,685,726 and $1,351,118,511, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Index Fund	Borrower	$36,825,700	2.16%	$22,050

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,145 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $23,327. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $65 from securities loaned to NFS, as affiliated borrower.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Index Fund	$59,238,000	2.75%	$4,525

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Large Cap Value Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Large Cap Value Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 173 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray currently serves as Vice Chairman of Meijer, Inc. (regional retail chain, 2013-present). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Previously, Mr. McGinty served as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2019). Prior to joining Fidelity Investments, Mr. McGinty served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Actual	- %-C	$1,000.00	$1,056.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount Represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Large Cap Value Index Fund voted to pay on March 9, 2020, to shareholders of record at the opening of business on March 6, 2020, a distribution of $0.054 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.018 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $146,706,393, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 3%, and 82% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 65%, and 86% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 36%, and 8% of the dividends distributed in March and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Large Cap Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreement with Geode (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.014% through March 31, 2022.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

XS6-ANN-0320
1.967963.106

Fidelity® SAI Tax-Free Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

January 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Tax-Free Bond Fund	9.68%	9.26%

 A From October 2, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Tax-Free Bond Fund on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$11,251	Fidelity® SAI Tax-Free Bond Fund
$11,130	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain for the 12 months ending January 31, 2020, supported by healthy supply-and- demand dynamics for much of the period. The Bloomberg Barclays Municipal Bond Index rose 8.65% for the 12 months. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt more attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into late August, amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes and affirming its dovish shift in monetary policy, the Fed cut policy interest rates by 25 basis points in July, September and October. The muni market returned -0.80% in September, as the technical environment became less supportive. The market rose 0.74% in the fourth quarter of 2019, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance. The municipal market then rebounded in January, driven by extremely robust investor demand.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year, the fund gained 9.68%, outpacing, net of fees, the 9.40% advance of Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. Favorable security selection contributed to the fund's return versus the benchmark. Specifically, an overweighting in bonds issued by the state of Illinois and its related entities helped; these securities were some of the best-performers in the national municipal market. Our positioning for interest rates, measured by fund duration, aided the relative return as well. The fund maintained slightly longer duration, which was beneficial, given the steep decline in interest rates the past 12 months. In contrast, underweighting bonds issued by the state of California, which generated better-than-average gains, detracted. Additionally, differences in the way fund holdings and index components were priced hurt versus the 3+ Year index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of January 31, 2020

% of fund's net assets
Texas	10.7
Illinois	9.9
Pennsylvania	7.8
Connecticut	5.5
Florida	4.9

Top Five Sectors as of January 31, 2020

% of fund's net assets
General Obligations	29.0
Health Care	18.4
Transportation	13.0
Education	11.6
Electric Utilities	5.7

Quality Diversification (% of fund's net assets)

As of January 31, 2020
AAA	7.2%
AA,A	66.5%
BBB	11.5%
BB and Below	1.4%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	11.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 88.5%
	Principal Amount	Value
Alabama - 1.6%
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/36	$1,025,000	$1,172,508
4% 12/1/38	1,705,000	1,936,028
4% 12/1/41	1,345,000	1,515,196
4% 12/1/44	1,200,000	1,341,492
4% 12/1/49	1,450,000	1,608,790
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	8,505,000	9,667,804
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	4,000,000	4,220,332
Series 2009 E, 1.85%, tender 3/24/20 (a)	3,100,000	3,103,366
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/25	1,400,000	1,590,960

TOTAL ALABAMA		26,156,476

Alaska - 0.1%
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.) Series 2003 B, 5% 1/1/21	955,000	988,030
Arizona - 2.5%
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/24	315,000	373,199
Arizona State Lottery Rev. Series 2019, 5% 7/1/25	5,040,000	6,127,279
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2005, 2.4%, tender 8/14/23 (a)	265,000	276,276
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	600,000	748,662
Bonds Series 2019 B, 5%, tender 9/1/24 (a)	650,000	755,905
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016, 6% 1/1/48 (b)	575,000	608,212
Maricopa County Rev. Series 2017, 5% 1/1/41	10,840,000	13,169,624
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	2,300,000	2,887,029
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 A, 5% 7/1/44	1,700,000	2,128,655
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	2,200,000	2,736,932
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev.:
(Arizona Salt River Proj.) Series A, 5% 1/1/38	2,850,000	3,492,362
Series 2017 A, 5% 1/1/38	3,000,000	3,765,690
Tempe Indl. Dev. Auth. Rev. (Mirabella At ASU, Inc. Proj.) Series 2017 A, 6.125% 10/1/52 (b)	760,000	877,504
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	1,380,000	1,622,231

TOTAL ARIZONA		39,569,560

California - 1.3%
California Edl. Facilities Auth. Rev. Series 2018 A, 5% 10/1/42	1,340,000	1,655,530
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 7/1/42	1,000,000	1,178,130
5.25% 11/1/36	515,000	608,024
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	2,635,000	3,261,550
5% 5/15/39	1,175,000	1,433,629
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (b)	105,000	98,177
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (b)	100,000	94,081
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	800,000	885,416
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1, 5% 6/1/28	1,000,000	1,219,970
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A:
5% 11/15/25	2,000,000	2,387,260
5% 11/15/26	2,000,000	2,457,100
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	465,000	584,793
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/20	1,000,000	1,012,963
5% 6/1/21	1,000,000	1,052,070
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	800,000	959,096
Series 2017 B:
5% 7/1/29	485,000	591,361
5% 7/1/30	970,000	1,177,192

TOTAL CALIFORNIA		20,656,342

Colorado - 3.4%
Colorado Health Facilities Auth.:
Bonds:
Series 2018 B, 5%, tender 11/20/25 (a)	1,000,000	1,220,230
Series 2019 B:
5%, tender 8/1/26 (a)	755,000	903,697
5%, tender 11/19/26 (a)	1,375,000	1,718,654
Series 2018 A, 4% 11/15/48	960,000	1,071,446
Series 2019 A:
4% 11/1/39	905,000	1,033,311
5% 11/1/22	1,800,000	1,995,660
5% 11/1/26	1,495,000	1,855,549
5% 11/15/39	1,250,000	1,583,713
Series 2019 A2, 5% 8/1/44	12,460,000	15,251,538
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	240,000	234,041
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/23 (a)	715,000	820,377
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	455,000	509,686
Series 2019 H, 4.25% 11/1/49	255,000	286,342
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn. Series 2018 N:
5% 3/15/37	2,000,000	2,489,020
5% 3/15/38	2,000,000	2,480,100
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (a)	5,895,000	6,865,258
Denver City & County Arpt. Rev. Series 2018 B, 5% 12/1/48	6,875,000	8,433,906
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	3,725,000	3,868,152
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/26	135,000	158,737
Series 2020:
5% 12/1/22 (FSA Insured) (c)	165,000	176,601
5% 12/1/50 (FSA Insured) (c)	1,500,000	1,773,660

TOTAL COLORADO		54,729,678

Connecticut - 5.5%
Bridgeport Gen. Oblig. Series 2019 A:
5% 2/1/23 (Build America Mutual Assurance Insured)	630,000	699,880
5% 2/1/25 (Build America Mutual Assurance Insured)	670,000	790,607
Connecticut Gen. Oblig.:
Series 2011 D, 5% 11/1/22	155,000	165,934
Series 2014 H, 5% 11/15/21	1,550,000	1,661,414
Series 2015 B, 5% 6/15/32	265,000	312,522
Series 2016 B:
5% 5/15/25	1,000,000	1,205,700
5% 5/15/26	545,000	674,083
5% 5/15/27	2,640,000	3,239,016
Series 2017 A, 5% 4/15/33	245,000	299,569
Series 2018 A, 5% 4/15/38	1,000,000	1,229,250
Series 2018 F, 5% 9/15/22	235,000	259,569
Series 2019 A, 5% 4/15/26	655,000	808,460
Series 2019 B:
5% 2/15/22	7,000,000	7,570,640
5% 2/15/23	7,000,000	7,839,650
5% 2/15/24	7,000,000	8,107,400
Series 2020 A:
4% 1/15/33	2,710,000	3,198,992
4% 1/15/34	2,250,000	2,649,848
5% 1/15/40	2,000,000	2,512,260
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/42	3,335,000	4,019,542
(Stamford Hosp. Proj.) Series I, 5% 7/1/30	2,150,000	2,181,283
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	805,000	821,189
Series 2014 A, 1.1%, tender 2/7/23 (a)	6,000,000	6,017,100
Series 2014 B, 1.8%, tender 7/1/24 (a)	875,000	898,826
Series 2016 A1, 1.45%, tender 7/1/22 (a)	5,000,000	5,054,600
Series 2020 B:
5%, tender 1/1/25 (a)	1,550,000	1,836,905
5%, tender 1/1/27 (a)	1,645,000	2,040,359
Series U1, 2%, tender 2/8/22 (a)	105,000	107,112
Series 2019 A:
4% 7/1/20 (b)	635,000	639,190
4% 7/1/21 (b)	100,000	102,258
5% 7/1/27 (b)	555,000	631,984
5% 7/1/34 (b)	685,000	780,078
Series 2019 Q-1:
5% 11/1/24	460,000	544,599
5% 11/1/26	500,000	626,460
Series A, 5% 7/1/26	1,000,000	1,174,490
Series K1, 5% 7/1/33	400,000	483,004
Series K3, 5% 7/1/43	350,000	410,946
Series R, 4% 7/1/36	1,000,000	1,128,560
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/24	410,000	456,728
Series A, 5% 9/1/33	5,000,000	5,807,250
Stratford Gen. Oblig. Series 2019:
5% 1/1/22	1,400,000	1,510,012
5% 1/1/24	1,520,000	1,739,473
5% 1/1/28	3,890,000	4,792,247
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	450,000	487,472
Series 2019 A, 5% 11/1/25	495,000	603,078

TOTAL CONNECTICUT		88,119,539

District Of Columbia - 2.4%
District of Columbia Gen. Oblig.:
Series 2017 D, 5% 6/1/42	500,000	611,940
Series 2019 A:
5% 10/15/26	5,000,000	6,328,000
5% 10/15/44	5,000,000	6,318,000
District of Columbia Rev. Series 2018:
5% 10/1/20	600,000	615,419
5% 10/1/23	350,000	396,039
5% 10/1/25	495,000	591,975
5% 10/1/26	830,000	1,015,165
5% 10/1/27	905,000	1,125,440
5% 10/1/43	3,080,000	3,715,681
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (a)	3,225,000	3,313,978
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/38	1,500,000	1,875,765
5% 10/1/44	8,000,000	9,858,880
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B, 5% 10/1/25	1,605,000	1,961,503

TOTAL DISTRICT OF COLUMBIA		37,727,785

Florida - 4.9%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	845,000	973,263
Broward County School Board Ctfs. of Prtn. Series 2016, 5% 7/1/26	1,470,000	1,823,917
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2018:
5% 7/1/37	2,000,000	2,509,760
5% 7/1/40	3,000,000	3,723,390
Series 2019 B, 5% 7/1/49	6,330,000	7,862,683
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/21	365,000	378,369
5% 3/1/22	350,000	372,502
5% 3/1/23	400,000	436,688
5% 3/1/24	250,000	279,448
5% 3/1/25	670,000	765,194
Series 2019:
5% 10/1/22	225,000	245,680
5% 10/1/23	250,000	280,880
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	10,000,000	11,133,600
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/29	2,475,000	2,906,318
5% 10/1/35	1,000,000	1,156,940
Gainesville Utils. Sys. Rev. Series 2019 A:
5% 10/1/44	955,000	1,205,831
5% 10/1/47	5,155,000	6,468,597
Hillsborough County Aviation Auth. Rev. Series 2018 F:
5% 10/1/37	1,510,000	1,904,956
5% 10/1/43	2,000,000	2,485,360
Lee County School Board Ctfs. Prtn. Series 2019 A:
5% 8/1/27	4,005,000	5,104,733
5% 8/1/28	2,020,000	2,622,324
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	1,000,000	1,223,760
5% 4/1/44	3,235,000	3,965,981
Manatee County School District Series 2017, 5% 10/1/28 (FSA Insured)	2,500,000	3,145,525
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 B, 5% 5/1/28	1,715,000	2,047,110
Miami-Dade County School District Series 2015, 5% 3/15/26	1,545,000	1,851,559
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30	875,000	1,048,548
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	2,000,000	2,506,980
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/28	1,550,000	1,962,068
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A:
5% 7/1/22	1,000,000	1,096,200
5% 7/1/24	800,000	937,776
5% 7/1/25	1,455,000	1,755,225
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/37	960,000	1,116,106
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	245,000	304,432
5% 10/15/49	455,000	561,243

TOTAL FLORIDA		78,162,946

Georgia - 2.4%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,000,000	1,277,220
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (a)	6,360,000	6,529,112
2.25%, tender 5/25/23 (a)	1,685,000	1,726,468
Series 2013 1st, 2.925%, tender 3/12/24 (a)	2,320,000	2,448,598
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/26 (a)	2,000,000	2,409,540
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	800,000	919,472
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/28	1,350,000	1,753,097
Series 2019, 4% 6/15/49	190,000	217,869
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2011 A, 5% 1/1/21	100,000	103,477
Series 2018 A, 5% 1/1/21	275,000	284,690
Series 2019 A:
4% 1/1/49	1,855,000	2,037,847
5% 1/1/26	1,225,000	1,470,257
5% 1/1/30	410,000	515,218
5% 1/1/39	1,215,000	1,485,192
5% 1/1/44	1,590,000	1,919,941
Series C, 5% 1/1/22	100,000	107,108
Series HH:
5% 1/1/21	700,000	724,664
5% 1/1/22	1,825,000	1,957,221
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,480,000	1,693,653
4% 7/1/43	1,545,000	1,726,707
Main Street Natural Gas, Inc. Bonds Series 2019 B, 4%, tender 12/2/24 (a)	2,640,000	2,975,570
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	1,110,000	1,140,547
Private Colleges & Univs. Auth. Rev. Series A:
4% 6/1/20	85,000	85,821
4% 6/1/21	635,000	659,575
5% 6/1/22	420,000	457,804
5% 6/1/23	420,000	473,117
5% 6/1/24	695,000	805,755

TOTAL GEORGIA		37,905,540

Hawaii - 0.3%
Honolulu City & County Gen. Oblig.:
Series 2018 A, 5% 9/1/41	2,000,000	2,514,120
Series 2019 A, 5% 9/1/24	765,000	906,135
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40	885,000	1,052,141

TOTAL HAWAII		4,472,396

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	135,000	149,699
Illinois - 9.9%
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	100,000	116,927
4% 6/1/27	830,000	986,231
4% 6/1/28	625,000	752,619
4% 6/1/29	1,550,000	1,883,700
4% 6/1/30	1,000,000	1,196,610
4% 6/1/31	1,250,000	1,477,113
4% 6/1/33	660,000	764,947
4% 6/1/34	1,000,000	1,155,460
4% 6/1/35	1,290,000	1,485,345
4% 6/1/36	1,575,000	1,809,533
Series 2020 A:
5% 1/1/29	675,000	853,700
5% 1/1/30	625,000	787,000
5% 1/1/31	850,000	1,063,835
5% 1/1/32	1,355,000	1,685,905
5% 1/1/33	1,650,000	2,048,591
5% 1/1/34	2,000,000	2,466,800
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	60,000	58,219
Series 1999, 0% 12/1/22 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,465,000	1,405,917
Series 2016 A, 7% 12/1/44	3,100,000	3,819,913
Series 2017 C, 5% 12/1/25	155,000	181,001
Series 2018 C, 5% 12/1/46	1,060,000	1,236,331
Series 2019 A:
5% 12/1/21	185,000	195,362
5% 12/1/23	2,150,000	2,392,972
5% 12/1/30	575,000	709,751
5% 12/1/31	600,000	737,508
Chicago Midway Arpt. Rev. Series 2016 B, 5% 1/1/46	6,155,000	7,180,300
Chicago O'Hare Int'l. Arpt. Rev. Series 2018 B:
5% 1/1/36	2,250,000	2,842,785
5% 1/1/37	3,250,000	4,095,163
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	240,000	299,047
5% 10/1/28	200,000	253,632
5% 10/1/44	1,000,000	1,230,060
5% 10/1/49	1,250,000	1,527,588
5% 10/1/51	1,000,000	1,216,040
Illinois Fin. Auth. Rev.:
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A, 5% 7/15/25	300,000	362,148
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	2,150,000	2,421,739
5% 5/15/43	50,000	60,457
(Presence Health Proj.) Series 2016 C:
5% 2/15/25	2,100,000	2,510,214
5% 2/15/36	1,000,000	1,205,870
Bonds (Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	100,000	100,780
Series 2012 A, 5% 5/15/22	1,000,000	1,085,000
Series 2013:
4.25% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	405,000	434,695
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	550,000	599,605
Series 2015 A, 4.125% 11/15/37	680,000	751,053
Series 2016 A:
5% 2/15/24	850,000	978,282
5% 8/15/25	1,175,000	1,411,445
Series 2016 C, 5% 2/15/31	2,500,000	3,074,700
Series 2016:
4% 12/1/35	360,000	392,188
5% 12/1/40	2,150,000	2,493,936
Series 2017 A, 5% 1/1/35	3,000,000	3,554,670
Series 2018 A:
4.25% 1/1/44	55,000	60,218
5% 1/1/38	215,000	253,227
5% 10/1/41	3,000,000	3,678,930
5% 1/1/44	320,000	371,872
Series 2019, 4% 9/1/35	450,000	494,091
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	5,000,000	6,241,650
Series 2012:
5% 8/1/21	10,000	10,510
5% 8/1/22	60,000	64,840
5% 8/1/24	1,000,000	1,077,710
Series 2013, 5% 7/1/22	40,000	43,121
Series 2014:
5% 2/1/22	215,000	228,934
5% 2/1/23	180,000	196,628
5% 2/1/26	550,000	614,950
Series 2016:
5% 2/1/26	5,270,000	6,193,357
5% 2/1/27	615,000	735,761
Series 2017 C, 5% 11/1/29	1,000,000	1,189,850
Series 2017 D:
5% 11/1/21	4,500,000	4,764,870
5% 11/1/23	800,000	889,880
5% 11/1/24	685,000	779,263
5% 11/1/25	1,265,000	1,469,930
5% 11/1/26	3,650,000	4,320,250
5% 11/1/27	6,230,000	7,487,962
Series 2018 A:
5% 10/1/24	500,000	569,565
5% 10/1/28	1,000,000	1,226,550
Series 2018 B, 5% 10/1/26	1,000,000	1,189,540
Series 2019 B:
5% 9/1/21	500,000	526,010
5% 9/1/22	490,000	530,812
5% 9/1/23	500,000	554,870
5% 9/1/24	500,000	568,380
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	1,300,000	1,447,069
Series 2014 C, 5% 1/1/38	415,000	481,836
Series 2015 A, 5% 1/1/37	470,000	554,238
Series 2019 A, 5% 1/1/44	16,000,000	20,021,760
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2018, 5% 2/1/26	2,010,000	2,429,226
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (FSA Insured)	3,200,000	1,639,744
0% 6/15/46 (FSA Insured)	8,000,000	3,709,520
0% 6/15/47 (FSA Insured)	2,525,000	1,129,281
Series 2020 A, 5% 6/15/50 (c)	5,125,000	6,153,126
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/27	1,200,000	1,465,656
Southwestern Dev. Auth. Heath Facility Rev. Series 2013, 7.125% 11/1/30 (Pre-Refunded to 11/1/23 @ 100)	1,500,000	1,835,940
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	215,000	240,499
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	100,000	125,708

TOTAL ILLINOIS		158,919,821

Indiana - 0.9%
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	580,000	611,929
Indiana Fin. Auth. Hosp. Rev. Bonds Series 2015 B, 1.65%, tender 7/2/22 (a)	965,000	974,853
Indiana Fin. Auth. Rev. (DePauw Univ. Proj.) Series 2019:
5% 7/1/20	1,160,000	1,178,367
5% 7/1/21	1,440,000	1,518,250
5% 7/1/22	1,510,000	1,645,794
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	340,000	349,149
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2019 B, 3.5% 1/1/49	730,000	797,722
Series A, 3.75% 1/1/49	3,320,000	3,689,881
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	575,000	713,828
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,555,000	1,912,790
Series 2020, 5% 4/1/32	765,000	975,819

TOTAL INDIANA		14,368,382

Iowa - 0.1%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	1,000,000	1,203,830
Series 2019 A2, 2.875% 5/15/49	535,000	540,516
Series A, 5% 5/15/48	120,000	135,479

TOTAL IOWA		1,879,825

Kentucky - 2.5%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/36	760,000	838,956
4% 2/1/37	575,000	632,310
5% 2/1/24	1,180,000	1,336,657
5% 2/1/25	945,000	1,097,712
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	320,000	383,050
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	3,500,000	3,541,860
Kenton County Arpt. Board Arpt. Rev. Series 2019:
5% 1/1/38	730,000	920,296
5% 1/1/39	690,000	867,544
5% 1/1/49	2,500,000	3,080,500
Kentucky Econ. Dev. Fin. Auth.:
Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	355,000	363,964
Series 2019 A2, 5% 8/1/49	3,400,000	4,131,646
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	95,000	116,969
(Proj. No. 119) Series 2018, 5% 5/1/38	4,000,000	4,866,720
Series 2017, 5% 4/1/26	3,035,000	3,693,990
Series A:
4% 11/1/34	1,250,000	1,421,175
4% 11/1/35	400,000	452,168
4% 11/1/36	1,000,000	1,127,330
4% 11/1/37	1,250,000	1,403,900
5% 11/1/22	1,400,000	1,542,954
5% 11/1/29	1,105,000	1,406,455
Series B:
5% 8/1/21	110,000	116,431
5% 5/1/27	2,000,000	2,486,280
Series C, 5% 11/1/21 (c)	1,055,000	1,116,032
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	2,000,000	2,245,640
Louisville & Jefferson County Series 2016 A, 5% 10/1/31	95,000	114,659
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	115,000	125,294
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	450,000	490,280

TOTAL KENTUCKY		39,920,772

Louisiana - 1.2%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
4% 12/1/20	520,000	530,567
4% 12/1/22	815,000	869,442
4% 12/1/23	1,135,000	1,235,379
4% 12/1/24	1,145,000	1,269,450
5% 12/1/25	1,230,000	1,451,917
5% 12/1/29	450,000	559,697
5% 12/1/34	225,000	275,110
5% 12/1/39	1,615,000	1,942,151
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	2,020,000	2,366,612
Louisiana Pub. Facilities Auth. Rev. Series 2018 E:
5% 7/1/32	1,470,000	1,851,627
5% 7/1/33	1,195,000	1,500,107
5% 7/1/34	1,385,000	1,734,865
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	1,495,000	1,548,940
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (a)	1,410,000	1,434,055
2.1%, tender 7/1/24 (a)	680,000	697,483

TOTAL LOUISIANA		19,267,402

Maine - 0.1%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	100,000	107,867
Series 2013:
5% 7/1/22	400,000	431,308
5% 7/1/33	395,000	430,246
Series 2017 B, 5% 7/1/33	280,000	340,917
Maine Tpk. Auth. Tpk. Rev. Series 2018, 5% 7/1/47	500,000	616,305

TOTAL MAINE		1,926,643

Maryland - 0.3%
Maryland Gen. Oblig. First Series 2016, 5% 6/1/26	1,785,000	2,099,588
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	680,000	753,760
Series 2019 C:
5% 9/1/27	725,000	917,944
5% 9/1/28	115,000	148,695

TOTAL MARYLAND		3,919,987

Massachusetts - 4.4%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	5,195,000	5,785,516
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	2,000,000	2,312,120
Series 2017 A, 5% 1/1/36	2,415,000	2,931,158
Series 2017, 5% 7/1/47	945,000	1,082,110
Series 2018, 5% 1/1/43	1,335,000	1,591,213
Series 2019 A, 5% 7/1/44	530,000	637,065
Series 2019 K:
5% 7/1/25	825,000	989,464
5% 7/1/26	1,085,000	1,334,149
5% 7/1/27	1,305,000	1,638,153
5% 7/1/29	305,000	397,037
Series 2019:
5% 7/1/25	655,000	783,675
5% 7/1/26	370,000	452,159
5% 7/1/28	550,000	695,178
5% 7/1/29	500,000	640,800
5% 9/1/59	3,730,000	4,546,311
Massachusetts Gen. Oblig.:
Series A, 5% 1/1/45	2,000,000	2,452,920
Series C, 5% 5/1/47	15,000,000	18,849,450
Massachusetts Health & Edl. Facilities Auth. Rev. (Winchester Hosp. Proj.) Series 2010 H, 5.25% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	2,780,000	2,829,373
Massachusetts Port Auth. Rev. Series 2019 B, 5% 7/1/44	10,000,000	12,707,800
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A, 5% 2/15/49	2,500,000	2,988,775
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2018 B, 5% 8/1/43	3,290,000	4,119,672

TOTAL MASSACHUSETTS		69,764,098

Michigan - 2.5%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	150,000	168,695
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (FSA Insured)	920,000	1,150,644
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24	500,000	584,055
Lansing Cmnty. College Series 2019, 5% 5/1/44	5,070,000	6,334,407
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 C3, 5% 7/1/22 (FSA Insured)	630,000	690,606
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	4,220,000	5,134,052
(Trinity Health Proj.) Series 2017:
5% 12/1/25	2,500,000	3,058,075
5% 12/1/37	1,000,000	1,243,910
Bonds:
Series 2019 B, 3.5%, tender 11/15/22 (a)	620,000	658,136
Series 2019 MI2, 5%, tender 2/1/25 (a)	740,000	875,960
Series 2015 A:
5% 8/1/26	1,675,000	1,962,447
5% 8/1/27	2,000,000	2,334,960
Series 2015, 5% 11/15/28	1,405,000	1,657,760
Series 2016, 5% 11/15/26	850,000	1,060,282
Series 2019 A, 5% 11/15/48	290,000	357,353
Milan Area Schools Series 2019, 5% 5/1/23	585,000	657,762
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	810,000	954,480
Series 2019 A, 5% 3/1/31	580,000	748,270
Series 2019:
5% 3/1/32	650,000	835,062
5% 3/1/33	625,000	798,044
5% 3/1/34	700,000	891,275
5% 3/1/35	700,000	888,412
5% 3/1/36	800,000	1,011,632
5% 3/1/37	900,000	1,134,846
5% 3/1/38	1,325,000	1,662,822
5% 3/1/39	900,000	1,126,539
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23	525,000	598,857
Univ. of Michigan Rev. Series 2017 A, 5% 4/1/42	1,000,000	1,229,280

TOTAL MICHIGAN		39,808,623

Minnesota - 0.5%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/43	500,000	604,900
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A, 5% 10/1/45	5,000	5,908
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	540,000	606,398
5% 5/1/48	675,000	832,120
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	2,240,000	2,640,445
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/33 (Pre-Refunded to 1/1/24 @ 100)	1,500,000	1,738,785
White Bear Lake Minn Rev. (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/20	295,000	298,775
5% 6/1/23	515,000	576,723
5% 6/1/27	500,000	618,700

TOTAL MINNESOTA		7,922,754

Missouri - 1.2%
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	2,350,000	2,812,504
Series 2019 A:
4% 10/1/48	4,785,000	5,394,131
5% 10/1/46	460,000	568,335
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	165,000	183,561
Saint Louis Arpt. Rev.:
Series 2017 A, 5% 7/1/22 (FSA Insured)	1,695,000	1,861,042
Series 2019 C:
5% 7/1/26	1,440,000	1,787,702
5% 7/1/27	2,430,000	3,081,677
Series A, 5.25% 7/1/26 (FSA Insured)	2,790,000	3,516,572
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	55,000	62,355

TOTAL MISSOURI		19,267,879

Montana - 0.0%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	80,000	90,774
Nebraska - 0.3%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	4,310,000	4,891,505
Nevada - 1.4%
Clark County Arpt. Rev. Series 2019 A, 5% 7/1/26	1,255,000	1,565,951
Clark County School District:
Series 2015 C, 5% 6/15/26	3,000,000	3,667,350
Series 2016 B, 5% 6/15/26	1,675,000	2,075,978
Series 2017 A:
5% 6/15/22	2,520,000	2,757,384
5% 6/15/24	250,000	292,980
5% 6/15/25	5,945,000	7,193,153
5% 6/15/26	215,000	266,469
Series 2017 C, 5% 6/15/22	210,000	229,782
Series A, 5% 6/15/27	1,305,000	1,650,199
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	2,650,000	2,939,407
Series 2019 B, 4% 10/1/49	270,000	300,337

TOTAL NEVADA		22,938,990

New Hampshire - 0.3%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	1,815,000	2,175,532
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/34	65,000	80,221
Series 2017, 5% 7/1/44	1,000,000	1,175,440
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	1,695,000	1,776,784
Series 2016, 5% 10/1/23	170,000	192,622

TOTAL NEW HAMPSHIRE		5,400,599

New Jersey - 3.2%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/26	1,000,000	1,140,310
New Jersey Econ. Dev. Auth. Lease Rev. (State House Proj.) Series 2017 B:
5% 6/15/26	1,000,000	1,199,890
5% 6/15/35	580,000	703,528
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (b)	220,000	223,696
(Provident Montclair Proj.) Series 2017, 5% 6/1/25 (FSA Insured)	1,005,000	1,194,985
Series 2014 PP, 5% 6/15/26	1,000,000	1,145,230
Series 2015 XX:
5% 6/15/21	1,000,000	1,050,960
5% 6/15/22	3,285,000	3,567,839
5% 6/15/23	3,500,000	3,919,335
Series 2016 A, 5% 7/15/27	1,000,000	1,191,380
Series 2016 BBB:
5% 6/15/23	1,400,000	1,567,734
5.5% 6/15/30	230,000	279,528
Series 2018 EEE:
5% 6/15/28	590,000	726,414
5% 6/15/34	1,500,000	1,824,090
Series LLL:
4% 6/15/44	2,935,000	3,228,764
4% 6/15/49	2,690,000	2,938,960
Series MMM:
4% 6/15/35	1,160,000	1,310,522
4% 6/15/36	450,000	506,817
New Jersey Edl. Facility Series 2016 E, 5% 7/1/22	765,000	834,753
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	1,360,000	1,587,882
Series 2019 B2, 5%, tender 7/1/25 (a)	1,665,000	1,998,966
Series 2019 B3, 5%, tender 7/1/26 (a)	1,650,000	2,037,734
Series 2016:
4% 7/1/48	200,000	215,994
5% 7/1/28	1,170,000	1,392,663
5% 7/1/41	90,000	103,640
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/21	285,000	305,734
5% 12/1/23	200,000	229,732
5% 12/1/24	115,000	136,214
5% 12/1/25	215,000	261,909
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/20	3,000,000	3,035,912
5% 6/1/28	1,000,000	1,248,980
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,945,000	2,351,952
Series 2010 A, 0% 12/15/27	1,205,000	1,016,538
Series 2018 A:
5% 12/15/32	355,000	433,434
5% 12/15/34	1,350,000	1,640,966
Series A, 4% 12/15/39	3,515,000	3,912,757
Series AA, 5% 6/15/29	405,000	437,412
Rutgers State Univ. Rev. Series Q:
5% 5/1/21 (c)	395,000	414,703
5% 5/1/22 (c)	275,000	299,874
5% 5/1/23 (c)	215,000	242,967

TOTAL NEW JERSEY		51,860,698

New Mexico - 0.8%
Albuquerque Brnl Co. Wtr. Utl Series 2018, 5% 7/1/28	1,000,000	1,239,410
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	1,460,000	1,750,847
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	1,115,000	1,235,576
Series 2019 D, 3.75% 1/1/50	385,000	424,262
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (Liquidity Facility Royal Bank of Canada) (a)	5,000,000	5,909,250
Series 2019 A:
4% 5/1/23 (Liquidity Facility Royal Bank of Canada)	590,000	643,460
4% 11/1/23 (Liquidity Facility Royal Bank of Canada)	200,000	220,922
4% 5/1/24 (Liquidity Facility Royal Bank of Canada)	675,000	753,017
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	35,000	35,140
5% 5/15/34	70,000	79,916
5% 5/15/39	50,000	56,341
5% 5/15/44	50,000	55,792
5% 5/15/49	105,000	116,529
Series 2019 B1, 2.625% 5/15/25	55,000	55,223

TOTAL NEW MEXICO		12,575,685

New York - 2.6%
Dorm. Auth. New York Univ. Rev. Series 2017 A, 5% 7/1/46	1,265,000	1,535,040
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/42	3,700,000	4,515,776
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	2,600,000	2,646,722
Series 2018, 5% 9/1/36	250,000	313,713
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	300,000	334,521
New York City Gen. Oblig. Series B, 5% 10/1/42	2,000,000	2,542,360
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2017 EE, 5% 6/15/36	4,305,000	5,367,216
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2018 S2, 5% 7/15/35	1,075,000	1,338,332
New York City Transitional Fin. Auth. Rev. Series 2018 A2, 5% 8/1/39	1,800,000	2,222,838
New York Dorm. Auth. Rev. Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	1,200,000	1,280,016
Series 2019 B2, 5%, tender 5/1/48	575,000	654,885
Series 2019 B3, 5%, tender 5/1/48	635,000	763,708
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2012 A, 0% 11/15/32	5,515,000	4,204,415
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1, 5% 11/15/34	1,465,000	1,820,849
Series 2017 D, 5% 11/15/35	2,000,000	2,479,360
Series D1, 5% 11/1/25	2,050,000	2,273,020
New York State Dorm. Auth. Series 2017 A, 5% 2/15/31	1,000,000	1,246,480
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/26 (FSA Insured)	1,625,000	1,864,704
Triborough Bridge & Tunnel Auth. Revs. Series 2018 A, 5% 11/15/44	4,000,000	4,925,480

TOTAL NEW YORK		42,329,435

New York And New Jersey - 0.4%
Port Auth. of New York & New Jersey (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016, 5% 11/15/41	5,000,000	6,118,700
North Carolina - 1.3%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 4% 6/1/39	875,000	1,027,451
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	55,000	66,893
5% 10/1/42	465,000	541,976
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	780,000	794,765
Series 2019 C, 2.55%, tender 6/1/26 (a)	1,345,000	1,420,105
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019, 5% 1/1/49	14,000,000	17,199,560

TOTAL NORTH CAROLINA		21,050,750

Ohio - 4.3%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	3,735,000	4,421,642
Allen County Hosp. Facilities Rev. Bonds:
(Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 1.69%, tender 2/6/20 (a)(d)	400,000	400,215
(Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	500,000	543,390
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	1,000,000	1,172,260
Series 2016, 5% 2/15/46	1,735,000	2,018,620
Bonds Series 2019 A, 2.3%, tender 2/15/22 (a)	900,000	915,822
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	1,000,000	1,183,210
Cleveland Arpt. Sys. Rev.:
5% 1/1/24 (FSA Insured)	1,200,000	1,384,692
5% 1/1/25 (FSA Insured)	730,000	868,853
Cleveland State Univ. Gen. Receipts Series 2012, 5% 6/1/37	2,500,000	2,658,400
Columbus Gen. Oblig.:
Series 2016 2, 5% 7/1/25	2,415,000	2,940,263
Series 2019 A:
5% 4/1/32	5,905,000	7,727,342
5% 4/1/33	2,430,000	3,165,440
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	385,000	405,744
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	200,000	224,342
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016, 5% 1/1/51	1,000,000	1,112,680
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	825,000	1,013,546
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	4,415,000	5,177,161
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/23	435,000	493,995
5% 8/1/45	3,550,000	4,320,315
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 4% 2/15/23	1,075,000	1,143,349
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	715,000	795,252
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40 (c)	730,000	833,010
5% 7/1/35 (c)	2,625,000	3,365,801
5% 7/1/42 (c)	4,525,000	5,674,757
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	1,700,000	2,036,005
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	120,000	136,027
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/21	335,000	358,916
5% 12/1/22	360,000	398,812
5% 12/1/23	500,000	571,295
5% 12/1/24	525,000	618,324
5% 12/1/25	460,000	556,605
5% 12/1/26	600,000	742,560
Scioto County Hosp. Facilities Rev. Series 2019, 5% 2/15/29	900,000	1,032,633
Univ. of Akron Gen. Receipts Series 2019 A, 5% 1/1/26	1,800,000	2,193,408
Univ. of Cincinnati Gen. Receipts Series 2016 C, 5% 6/1/41	5,000,000	5,956,250

TOTAL OHIO		68,560,936

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
3% 8/1/20	440,000	443,264
4% 8/1/21	380,000	393,790
4% 8/1/22	475,000	503,571
5% 8/1/26	360,000	429,408

TOTAL OKLAHOMA		1,770,033

Oregon - 0.9%
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	1,695,000	1,765,936
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	10,995,000	12,256,676

TOTAL OREGON		14,022,612

Pennsylvania - 6.7%
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2020 A, 5% 2/1/30 (c)	2,730,000	3,668,274
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/21	985,000	1,043,076
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2016 A, 5% 11/15/46	4,000,000	4,584,800
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	680,000	825,758
Series 2020 A:
5% 6/1/29 (c)	1,750,000	2,248,015
5% 6/1/32 (c)	3,000,000	3,860,340
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/34	1,140,000	1,360,077
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 B:
5% 7/1/20	285,000	288,887
5% 7/1/21	1,215,000	1,271,777
Series 2019, 5% 7/1/49	795,000	930,571
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/21	1,200,000	1,266,780
5% 7/1/22	1,500,000	1,643,160
5% 7/1/23	900,000	1,019,520
5% 7/1/24	1,700,000	1,987,164
5% 7/1/25	1,890,000	2,273,368
5% 7/1/26	1,900,000	2,341,560
5% 7/1/27	2,000,000	2,512,180
5% 7/1/28	2,080,000	2,657,200
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	505,000	511,105
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	885,000	997,094
Series 2019:
4% 9/1/36	750,000	869,355
4% 9/1/37	750,000	866,055
4% 9/1/38	1,700,000	1,957,856
4% 9/1/39	1,100,000	1,263,328
4% 9/1/44	250,000	282,335
5% 9/1/22	600,000	660,198
5% 9/1/23	500,000	569,205
5% 9/1/24	675,000	792,234
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009, 2.8%, tender 12/1/21 (a)	200,000	206,346
Pennsylvania Gen. Oblig.:
Series 2016, 5% 2/1/29	3,795,000	4,589,749
Series 2019, 5% 7/15/26	13,000,000	16,172,520
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2012:
5% 5/1/31	1,035,000	1,128,067
5% 11/1/42	1,275,000	1,372,130
Series 2016, 5% 5/1/34	1,600,000	1,901,136
Series 2018 A, 5% 2/15/48	940,000	1,158,588
Pennsylvania Tpk. Commission Tpk. Rev. Series 2016, 5% 6/1/36	2,000,000	2,383,220
Philadelphia Auth. For Indl. Dev. Series 2015 1, 5% 4/1/33	530,000	615,171
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	1,040,000	1,197,435
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	1,165,000	1,439,369
Series 2019 B:
5% 2/1/34	2,250,000	2,871,090
5% 2/1/35	2,750,000	3,500,283
5% 2/1/36	2,415,000	3,064,635
Philadelphia School District:
Series 2018 A, 5% 9/1/26	1,400,000	1,716,204
Series 2019 A:
4% 9/1/35	1,250,000	1,436,925
5% 9/1/23	660,000	747,371
5% 9/1/26	2,000,000	2,451,720
5% 9/1/30	1,335,000	1,710,896
5% 9/1/32	1,000,000	1,272,660
5% 9/1/34	620,000	790,091
5% 9/1/44	1,450,000	1,785,501
Series 2019 B:
5% 9/1/25	1,360,000	1,633,292
5% 9/1/26	1,105,000	1,354,575
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/22	1,000,000	1,108,240
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (FSA Insured)	450,000	560,250
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	235,000	267,322
4% 6/1/49	555,000	626,673
5% 6/1/44	405,000	502,872
5% 6/1/49	645,000	795,104
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (FSA Insured)	885,000	1,073,372
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	1,430,000	1,654,882

TOTAL PENNSYLVANIA		107,638,961

Pennsylvania, New Jersey - 0.1%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 B, 5% 1/1/24	2,000,000	2,313,660
Rhode Island - 0.0%
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	270,000	299,560
South Carolina - 1.4%
Charleston County Arpt. District Series 2019, 5% 7/1/48	1,875,000	2,339,663
Greenville Hosp. Sys. Facilities Rev. Series 2012, 5% 5/1/23	1,400,000	1,522,206
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	500,000	550,750
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	395,000	443,245
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	1,305,000	1,639,928
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	170,000	188,880
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 B, 5% 12/1/38	2,300,000	2,572,596
Series 2014 C:
5% 12/1/26	100,000	117,583
5% 12/1/39	1,000,000	1,144,000
5% 12/1/46	4,675,000	5,301,684
Series 2016 A, 5% 12/1/33	220,000	263,276
Series A, 5% 12/1/23	790,000	903,602
Series B, 5% 12/1/24	2,520,000	2,969,240
Spartanburg County Reg'l. Health Series 2017 A, 5% 4/15/48	2,470,000	2,898,792

TOTAL SOUTH CAROLINA		22,855,445

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. Bonds Series 2019 A, 5%, tender 7/1/24 (a)	1,595,000	1,841,906
Tennessee - 1.6%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 5% 8/1/25	615,000	732,176
Series 2019 A2, 5% 8/1/44	2,250,000	2,754,090
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	630,000	783,311
5% 4/1/28	420,000	532,312
5% 4/1/41	500,000	610,600
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	410,000	449,598
5.25% 10/1/58	1,225,000	1,495,407
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	2,025,000	2,354,609
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	100,000	108,236
Tennessee Hsg. Dev. Agcy. Residentential Series 2019 3, 3.75% 1/1/50	14,000,000	15,602,160

TOTAL TENNESSEE		25,422,499

Texas - 10.0%
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/33	2,000,000	2,464,960
Central Reg'l. Mobility Auth. Series 2018, 5% 1/1/25	1,000,000	1,183,890
Collin County Series 2019, 5% 2/15/26	2,315,000	2,859,141
Cypress-Fairbanks Independent School District:
Bonds Series 2014 B1, 1.25%, tender 8/15/22 (a)	890,000	893,533
Series 2019 A:
5% 2/15/22	4,310,000	4,668,420
5% 2/15/23	2,035,000	2,284,939
5% 2/15/25	2,555,000	3,067,993
Series 2019, 5% 2/15/35	1,100,000	1,419,297
Dallas Independent School District:
Series 2014 A, 5% 8/15/26	1,315,000	1,551,937
Series 2019:
5% 2/15/23	1,000,000	1,121,230
5% 2/15/24	700,000	811,636
5% 2/15/25	1,000,000	1,197,510
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	500,000	611,470
Denton Independent School District Bonds Series 2014 B, 2%, tender 8/1/24 (a)	670,000	694,951
Fort Bend Independent School District Bonds Series 2019 A, 1.95%, tender 8/1/22 (a)	2,480,000	2,529,798
Fort Worth Gen. Oblig. Series 2016:
5% 3/1/25	1,000,000	1,201,370
5% 3/1/27	1,000,000	1,228,820
Grand Parkway Trans. Corp. Bonds Series 2018 B, 5%, tender 10/1/23 (a)	500,000	569,230
Gregg County Health Facilities Dev. Series 2012 C:
3.82% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	2,025,000	2,132,325
5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	800,000	876,152
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Bonds Series 2019 B, 5%, tender 12/1/24 (a)	1,000,000	1,174,330
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	500,000	614,630
Houston Arpt. Sys. Rev. Series 2018 D, 5% 7/1/39	2,175,000	2,706,135
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019, 5% 9/1/33	765,000	964,321
Houston Gen. Oblig. Series 2017 A, 5% 3/1/31	1,250,000	1,542,713
Houston Independent School District:
Bonds Series 2013 B, 2.4%, tender 6/1/21 (a)	500,000	509,120
Series 2016 A, 5% 2/15/23	1,830,000	2,054,175
Houston Util. Sys. Rev.:
Series 2017 B, 5% 11/15/35	1,000,000	1,250,050
Series 2018 D, 5% 11/15/43	2,100,000	2,623,194
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/35	410,000	480,385
Laredo Independent School District Series 2018, 5% 8/1/40	775,000	953,072
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/43	1,500,000	1,840,545
5% 5/15/48	1,700,000	2,069,563
Series 2019, 5% 5/15/44	1,010,000	1,213,727
Midlothian Independent School District Series 2013 C, 2%, tender 8/1/24 (a)	565,000	586,041
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/28	1,550,000	1,837,432
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	345,000	360,708
North Texas Tollway Auth. Rev.:
Series 2016 A, 5% 1/1/30	750,000	907,305
Series 2017 A, 5% 1/1/39	4,000,000	4,945,160
Series 2018:
4% 1/1/37	2,110,000	2,413,270
4% 1/1/38	1,835,000	2,091,093
5% 1/1/35	500,000	621,205
Series 2019 A:
5% 1/1/22	2,275,000	2,450,175
5% 1/1/23	2,000,000	2,234,060
5% 1/1/24	2,100,000	2,425,836
5% 1/1/38	5,000,000	6,317,500
Northside Independent School District Bonds Series 2019, 1.6%, tender 8/1/24 (a)	2,500,000	2,538,450
Pasadena Independent School District:
Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	2,325,000	2,363,200
Series 2019, 5% 2/15/22	1,230,000	1,332,287
Plano Independent School District Series 2016 A, 5% 2/15/23	1,000,000	1,120,590
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2018, 2.75%, tender 12/1/22 (a)	1,400,000	1,462,776
Series 2020, 1.75%, tender 12/1/25 (a)	10,750,000	11,099,913
San Antonio Gen. Oblig. Series 2018, 5% 8/1/38	3,000,000	3,793,620
San Antonio Wtr. Sys. Rev. Series 2016 C, 5% 5/15/36	4,025,000	4,941,211
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	950,000	1,094,144
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/47	8,000,000	9,425,040
Series 2018 A, 5% 7/1/22	800,000	872,344
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	740,298	789,536
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	930,000	1,054,899
Texas Gen. Oblig. Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	395,000	396,351
Series 2019 E2, 2.25%, tender 8/1/22 (a)	1,785,000	1,795,299
Texas Pub. Fin. Auth. Lease Rev. Series 2019, 5% 2/1/25	1,150,000	1,374,848
Texas State Univ. Sys. Fing. Rev. Series 2019 A:
5% 3/15/22	2,500,000	2,714,225
5% 3/15/23	1,490,000	1,676,965
5% 3/15/24	1,435,000	1,671,646
5% 3/15/25	1,500,000	1,804,260
5% 3/15/26	1,855,000	2,292,279
Texas Trans. Commission Series 2019 A, 0% 8/1/41	1,500,000	628,830
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	950,000	955,859
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 5% 10/15/43	1,000,000	1,244,360
Series 2018 B:
5% 10/15/38	5,000,000	6,367,650
5% 4/15/49	1,000,000	1,248,280
Travis County Health Facilities Dev. Corp. Rev. (Longhorn Village Proj.) Series 2012 A, 7.125% 1/1/46 (Pre-Refunded to 1/1/21 @ 100)	1,500,000	1,583,700
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/35	5,000,000	5,994,550
Univ. of North Texas Univ. Rev. Series 2018 A, 5% 4/15/44	5,150,000	6,305,660

TOTAL TEXAS		160,497,119

Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2017 B, 5% 7/1/47	4,000,000	4,818,520
Series 2018 B, 5% 7/1/48	1,000,000	1,224,580

TOTAL UTAH		6,043,100

Virginia - 0.7%
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38 (c)	280,000	320,762
4% 4/1/39 (c)	250,000	285,805
4% 4/1/40 (c)	280,000	319,161
4% 4/1/45 (c)	750,000	844,718
5% 4/1/20 (c)	400,000	402,424
5% 4/1/22 (c)	225,000	243,574
5% 4/1/24 (c)	300,000	345,294
5% 4/1/26 (c)	350,000	425,009
5% 4/1/27 (c)	350,000	433,766
5% 4/1/28 (c)	440,000	555,658
5% 4/1/29 (c)	575,000	738,421
5% 4/1/49 (c)	1,000,000	1,237,110
Univ. of Virginia Gen. Rev. Series 2017 A, 5% 4/1/38	3,000,000	3,726,810
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	1,100,000	1,102,784
Series 2009 A, 2.15%, tender 9/1/20 (a)	400,000	402,422
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	300,000	306,726

TOTAL VIRGINIA		11,690,444

Washington - 2.1%
King County Hsg. Auth. Rev. Series 2019, 3% 11/1/22	1,140,000	1,200,169
King County Swr. Rev. Bonds Series 2012, 2.6%, tender 12/1/21 (a)	3,900,000	3,952,260
Washington Fed. Hwy. Grant Anticipation Rev. (SR 520 Corridor Prog.) Series 2012 F, 5% 9/1/21	480,000	511,018
Washington Gen. Oblig.:
Series 2016 C, 5% 2/1/39	2,560,000	3,077,146
Series 2017 D, 5% 2/1/35	500,000	616,780
Series 2018 C, 5% 2/1/41	1,000,000	1,237,540
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/31	45,000	56,131
5% 7/1/42	300,000	359,352
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	200,000	220,812
Bonds Series 2012 B, 5%, tender 10/1/21 (a)	2,090,000	2,224,617
Series 2015, 5% 1/1/25	1,000,000	1,181,270
Series 2017 A, 4% 7/1/42	5,780,000	6,414,124
Series 2017, 4% 8/15/42	7,000,000	7,459,970
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/25	430,000	510,122
5% 10/1/26	2,010,000	2,435,678
5% 10/1/34	1,510,000	1,769,312

TOTAL WASHINGTON		33,226,301

Wisconsin - 1.6%
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	745,000	909,809
Pub. Fin. Auth. Wis Edl. Facilities Series 2018 A:
5.25% 10/1/43	530,000	623,360
5.25% 10/1/48	530,000	619,872
Wisconsin Gen. Oblig.:
Series 1:
5% 5/1/29 (c)	960,000	1,278,643
5% 5/1/30 (c)	2,100,000	2,845,269
Series 2014 4, 5% 5/1/25	1,240,000	1,479,469
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 B, 5%, tender 1/26/22 (a)	1,945,000	2,097,780
Series 2018, 5% 4/1/34	2,000,000	2,524,560
Series 2019 A:
2.25% 11/1/26	325,000	329,004
5% 11/1/25	240,000	268,085
5% 11/1/27	205,000	234,346
5% 11/1/29	170,000	193,989
5% 12/1/30	300,000	386,883
5% 12/1/31	300,000	384,375
5% 12/1/32	350,000	448,039
5% 12/1/33	350,000	446,614
5% 12/1/34	350,000	445,487
5% 12/1/35	450,000	571,046
5% 7/1/44	500,000	590,100
5% 11/1/46	1,445,000	1,591,783
5% 7/1/49	2,000,000	2,353,340
Series 2019 B, 5% 7/1/38	355,000	422,375
Series 2019 B1, 2.825% 11/1/28	365,000	369,811
Series 2019 B2, 2.55% 11/1/27	235,000	238,086
Series 2019:
5% 10/1/24	270,000	318,263
5% 10/1/26	550,000	681,753
5% 10/1/31	1,110,000	1,432,766
Wisconsin Health & Edl. Facilities Auth. Rev. (Agnesian HealthCare, Inc. Proj.) Series 2013 B, 5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	1,020,000	1,156,374
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	500,000	633,815

TOTAL WISCONSIN		25,875,096

Wyoming - 0.2%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2019 3, 3.75% 12/1/49	3,600,000	3,895,668
TOTAL MUNICIPAL BONDS
(Cost $1,349,749,295)		1,418,814,653

Municipal Notes - 3.0%
Louisiana - 0.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 1.03% 2/7/20, VRDN (a)	300,000	$300,000
New Jersey - 0.7%
Asbury Park Gen. Oblig. BAN Series 2019, 2.5% 7/9/20	2,600,000	2,615,000
South Orange Village Township Rev. BAN Series 2019, 2.25% 7/9/20	8,000,000	8,036,843

TOTAL NEW JERSEY		10,651,843

New York - 0.5%
Nassau County Gen. Oblig. BAN Series 2019 A, 5% 6/1/20	5,000,000	5,065,535
New York City Gen. Oblig. Series 2019 D, 1.18% 2/3/20 (Liquidity Facility Barclays Bank PLC), VRDN (a)	700,000	700,000
New York Metropolitan Trans. Auth. Rev. BAN Series 2018 C, 5% 9/1/21	3,000,000	3,183,630

TOTAL NEW YORK		8,949,165

Pennsylvania - 1.1%
Philadelphia School District TRAN Series 2019 C, 4% 3/31/20	17,700,000	17,786,765
Texas - 0.7%
Texas Gen. Oblig. TRAN Series 2019, 4% 8/27/20	11,000,000	11,189,729
TOTAL MUNICIPAL NOTES
(Cost $48,754,615)		48,877,502
	Shares	Value

Money Market Funds - 10.6%
Fidelity Tax-Free Cash Central Fund 1.00% (e)(f)
(Cost $169,643,896)	169,626,937	169,643,852
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $1,568,147,806)		1,637,336,007
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(33,813,824)
NET ASSETS - 100%		$1,603,522,183

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,055,180 or 0.3% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$1,468,133
Total	$1,468,133

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$1,467,692,155	$--	$1,467,692,155	$--
Money Market Funds	169,643,852	169,643,852	--	--
Total Investments in Securities:	$1,637,336,007	$169,643,852	$1,467,692,155	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.0%
Health Care	18.4%
Transportation	13.0%
Education	11.6%
Electric Utilities	5.7%
Others* (Individually Less Than 5%)	22.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,398,503,910)	$1,467,692,155
Fidelity Central Funds (cost $169,643,896)	169,643,852
Total Investment in Securities (cost $1,568,147,806)		$1,637,336,007
Cash		91,249
Receivable for fund shares sold		2,995,551
Interest receivable		13,202,685
Distributions receivable from Fidelity Central Funds		120,160
Prepaid expenses		909
Receivable from investment adviser for expense reductions		155,263
Other receivables		1,257
Total assets		1,653,903,081
Liabilities
Payable for investments purchased
Regular delivery	$7,453,147
Delayed delivery	39,005,892
Payable for fund shares redeemed	632,335
Distributions payable	2,632,009
Accrued management fee	448,055
Other payables and accrued expenses	209,460
Total liabilities		50,380,898
Net Assets		$1,603,522,183
Net Assets consist of:
Paid in capital		$1,533,782,368
Total accumulated earnings (loss)		69,739,815
Net Assets		$1,603,522,183
Net Asset Value, offering price and redemption price per share ($1,603,522,183 ÷ 147,246,757 shares)		$10.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2020
Investment Income
Interest		$23,938,414
Income from Fidelity Central Funds		1,467,664
Total income		25,406,078
Expenses
Management fee	$3,535,045
Transfer agent fees	366,854
Accounting fees and expenses	81,957
Custodian fees and expenses	10,443
Independent trustees' fees and expenses	3,397
Registration fees	301,226
Audit	58,988
Legal	1,580
Miscellaneous	3,269
Total expenses before reductions	4,362,759
Expense reductions	(1,848,112)
Total expenses after reductions		2,514,647
Net investment income (loss)		22,891,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,585,618
Fidelity Central Funds	(100)
Capital gain distributions from Fidelity Central Funds	469
Total net realized gain (loss)		3,585,987
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	61,095,474
Fidelity Central Funds	(44)
Total change in net unrealized appreciation (depreciation)		61,095,430
Net gain (loss)		64,681,417
Net increase (decrease) in net assets resulting from operations		$87,572,848

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2020	For the period October 2, 2018 (commencement of operations) to January 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,891,431	$2,521,321
Net realized gain (loss)	3,585,987	236,739
Change in net unrealized appreciation (depreciation)	61,095,430	8,092,771
Net increase (decrease) in net assets resulting from operations	87,572,848	10,850,831
Distributions to shareholders	(26,056,090)	(2,517,396)
Share transactions
Proceeds from sales of shares	1,152,853,675	503,101,644
Reinvestment of distributions	825	502
Cost of shares redeemed	(100,365,738)	(21,918,918)
Net increase (decrease) in net assets resulting from share transactions	1,052,488,762	481,183,228
Total increase (decrease) in net assets	1,114,005,520	489,516,663
Net Assets
Beginning of period	489,516,663	–
End of period	$1,603,522,183	$489,516,663
Other Information
Shares
Sold	108,662,394	50,204,627
Issued in reinvestment of distributions	78	50
Redeemed	(9,438,874)	(2,181,518)
Net increase (decrease)	99,223,598	48,023,159

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Tax-Free Bond Fund

Years ended January 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.241	.081
Net realized and unrealized gain (loss)	.735	.176
Total from investment operations	.976	.257
Distributions from net investment income	(.248)	(.067)
Distributions from net realized gain	(.028)	–
Total distributions	(.276)	(.067)
Net asset value, end of period	$10.89	$10.19
Total ReturnC,D	9.68%	2.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%	.60%G,H
Expenses net of fee waivers, if any	.25%	.25%G
Expenses net of all reductions	.25%	.25%G
Net investment income (loss)	2.28%	2.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,603,522	$489,517
Portfolio turnover rateI	12%	2%J

 A For the period October 2, 2018 (commencement of operations) to January 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2020

1. Organization.

Fidelity SAI Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,211,584
Gross unrealized depreciation	(19,031)
Net unrealized appreciation (depreciation)	$69,192,553
Tax Cost	$1,568,143,454

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$4,895
Undistributed ordinary income	$542,367
Net unrealized appreciation (depreciation) on securities and other investments	$69,192,553

The tax character of distributions paid was as follows:

	January 31, 2020	January 31, 2019(a)
Tax-exempt Income	$22,886,109	$2,517,396
Ordinary Income	3,169,981	–
Total	$26,056,090	$ 2,517,396

 (a) For the period October 2, 2018 (commencement of operations) to January 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,075,726,748 and $107,276,964, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective August 1, 2019 transfer agent fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. Prior to August 1, 2019, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC paid for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to a rate of .04% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective August 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to the following rates:

% of Average Net Assets
Fidelity SAI Tax-Free Bond Fund	.01

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,993 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,842,772.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,924.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,416.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Tax-Free Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 12, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 173 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray currently serves as Vice Chairman of Meijer, Inc. (regional retail chain, 2013-present). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Previously, Mr. McGinty served as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2019). Prior to joining Fidelity Investments, Mr. McGinty served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 to January 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period-B August 1, 2019 to January 31, 2020
Actual	.25%	$1,000.00	$1,033.90	$1.28
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Tax-Free Bond Fund voted to pay on March 09, 2020, to shareholders of record at the opening of business on March 06, 2020, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2020, 100% of the fund's income dividends were free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance. The Board noted that there was a portfolio management change for the fund in December 2018.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the period.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.25% through March 31, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

STF-ANN-0320
1.9887620.101

Item 2.

Code of Ethics

As of the end of the period, January 31, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Tax-Free Bond Fund, Fidelity Series Large Cap Value Index Fund and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$48,600	$100	$7,300	$1,000
Fidelity Series Large Cap Value Index Fund	$44,400	$100	$8,800	$1,100
Fidelity Tax-Free Bond Fund	$50,100	$100	$7,000	$1,200

January 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$44,000	$-	$4,900	$300
Fidelity Series Large Cap Value Index Fund	$47,000	$100	$6,300	$1,400
Fidelity Tax-Free Bond Fund	$52,000	$100	$5,100	$1,500

A Amounts may reflect rounding.

B Fidelity SAI Tax-Free Bond Fund commenced operations on October 2, 2018.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2020A	January 31, 2019A,B
Audit-Related Fees	$287,500	$-
Tax Fees	$3,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Tax-Free Bond Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2020A	January 31, 2019A,B
Deloitte Entities	$596,200	$495,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Tax-Free Bond Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 26, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 26, 2020